Exhibit 10.6

Certain confidential portions of this Exhibit were omitted by means of asterisks in lieu of the text (the “Mark”). This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the Mark pursuant to the Company’s request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

PROCESSING SERVICES AGREEMENT

between

VITAL PROCESSING SERVICES L.L.C.

and

HEARTLAND PAYMENT SYSTEMS, INC.

dated

APRIL 1, 2002

TABLE OF CONTENTS

PREAMBLE

DEFINITIONS
Average Monthly Billing
Confidential Information
Conversion Assistance
Conversion Plan
Dispute
Initial Term
Merchant Services
Service Levels

1. OBLIGATIONS OF VITAL PROCESSING SERVICES, L.L.C
1.1 Basic Services
1.2 Standard of Care
1.3 Conversion Assistance
1.4 Service Levels
1.5 Compliance with Laws and Regulations
1.6 Implementation Dates
1.7 Custom Code Projects

2. OBLIGATIONS OF HEARTLAND PAYMENT SYSTEMS, INC
2.1 Data and Information

3. FEES FOR MERCHANT SERVICES
3.1 Fees and Expenses
3.1.1 Manner/Time of Payment
3.1.2 Taxes
3.2 Increase in Core Processing Fees
3.3 Minimum Processing Transactions
3.3.1 Dial Authorization and Capture Transactions-Exhibit “A”
3.3.2 Core Clearing and Settlement Services-Exhibit ‘B”
3.4 Increased Fees and Expenses

4. TERM OF THE AGREEMENT
4.1 Initial Term
4.1.1 Renewal
4.2 Termination at End of Initial Term or Renewal Term
4.3 Termination by VITAL
4.4 Early Termination by HEARTLAND
4.5 Default and Remedies
4.6 Effect of Termination
4.7 Deconversion
4.7.1 Deconversion Fees
4.72 Time of Payment of Deconversion Fee

1

4.8 Pricing After Termination

5. CONFIDENTIAL INFORMATION
5.1 Confidential Information
5.1.1 HEARTLAND’s Confidential Information
5.1.2 VITAL’s Confidential Information
5.2 Protection of Confidential Information
5.3 Confidentiality of Agreement
5.4 Exclusions
5.5 Confidential Information
5.6 Survival

6. INDEMNIFICATION
6.1 VITAL Indemnification
6.2 HEARTLAND Indemnification
6.3 Force Majeure/Business Continuity
6.4 Data Transmission
6.5 Operational Breakdowns
6.6 Errors
6.7 Reliance on HEARTLAND’s Information
6.8 Special Damages
6.9 Limitation of Liability

7 NOTICES
7.1 Address
7.2 Form of Notice

8. ADDITIONAL PROVISIONS
8.1 Relationship of Parties
8.2 Assignment
8.3 Authority
8.4 Insolvency
8.5 Waiver
8.6 Dispute
8.7 Business Continuity
8.8 Insurance
8.9 Offsite Storage
8.10 Property Rights
8.11 Hiring with Consent
8.12 Binding Nature
8.13 Section Headings
8.14 Entire Agreement
8.15 Governing Law

2

EXHIBITS

Merchant Point-of-Sale Service Descriptions and Pricing (Exhibit A)
Reseller Terms and Conditions (Exhibit A-I)
Clearing and Settlement (Exhibit B)
Service Levels (Exhibit C)
Authorization for ACH Payments (Exhibit D)

3

THIS AGREEMENT (“Agreement”) is made and entered into this 1st day of April 2002 by and between VITAL PROCESSING SERVICES L.L.C. (“VITAL”), of Tempe, AZ, and HEARTLAND PAYMENT SYSTEMS, INC. (“HEARTLAND”), a Delaware Corporation, and supersedes and replaces any pre-existing agreement between the parties.

PREAMBLE

The terms and provisions of this Agreement provide for the utilization by HEARTLAND of the Merchant Services for card and merchant authorization services as described in Exhibit “A” hereto and for merchant accounting and clearing services as described in Exhibit “B” hereto. Merchant authorization services and merchant accounting and clearing services are hereinafter referred to as “Merchant Services”. To provide for the use of the Merchant Services by HEARTLAND and in consideration of the terms and provisions specified in this Agreement, the parties hereto agree as follows:

DEFINITIONS

“Average Monthly Billing” shall have the meaning given in Section 6.9.1

“Confidential Information” shall have the meaning given in Section 5

“Conversion Assistance” shall have the meaning given in Section 1.3

“Conversion Plan” shall have the meaning given in Section 1.3

“Dispute” shall have the meaning given in Section 8.6

“Initial Term” shall have the meaning given in Section 4.1

“Merchant Services” shall have the meaning given in the Preamble

“Service Levels” shall have the meaning given in Exhibit “C”

1.             OBLIGATIONS OF VITAL PROCESSING SERVICES, L.L.C.

1.1           Basic Services.  VITAL will make Merchant Services available to HEARTLAND, some or all of which HEARTLAND presently agrees to use, and others of which VITAL offers to HEARTLAND for its future use.

1.2           Standard of Care.  In performing the Merchant Services contemplated under this Agreement, and in the selection and use of facilities, equipment, machines and personnel required for such performance, and in the custody and safekeeping of materials famished to

VITAL by HEARTLAND, or acquired by VITAL on behalf of, HEARTLAND in connection therewith, VITAL shall exercise ordinary care and diligence.

1.3           Conversion Assistance.  Upon the execution of the Agreement, VITAL agrees to begin the conversion transition process, if terminals or merchant accounts are to be converted for Merchant Services, that entails the analysis of HEARTLAND’s existing merchant data and POS services. At the conclusion of the above analysis, the parties agree to define the commencement and conclusion dates for the conversion of HEARTLAND’s merchants and terminals for Merchant Services and to complete a conversion plan (“Conversion Plan”).

1.4           Service Levels.  VITAL agrees to provide or make available the Merchant Services in accordance with the service levels set forth in Exhibit “C”, attached hereto.

1.5           Compliance with Laws and Regulations.  In providing Merchant Services to HEARTLAND, VITAL agrees to comply with VISA and MasterCard bylaws and operating regulations and federal and state regulations relating to bankcard processing for HEARTLAND; provided, however, that VITAL shall not be obligated to comply with the provisions of any state laws, rules or regulations, including changes made therein, unless HEARTLAND gives notice to VITAL in writing of the application of such laws, rules and regulations to the performance of Merchant Services.

1.6           Implementation Dates.  VITAL will use commercially reasonable efforts to meet reasonable implementation dates for acquisitions/conversions as required by HEARTLAND.

1.7           Custom Code Projects.  VITAL will supply information and back-up documentation for derivation of costs and time estimates for custom-code projects.

2.             OBLIGATIONS OF HEARTLAND PAYMENT SYSTEMS, INC.

2.1           Data and Information.  Insofar as the performance of Merchant Services under this Agreement by VITAL requires data, documents, information or materials of any nature to be furnished, in whole or in part, by HEARTLAND or HEARTLAND’s employees, agents or other representatives, or requires other services to be performed by HEARTLAND or HEARTLAND’s employees, agents or other representatives, HEARTLAND hereby agrees to furnish or cause its employees, agents or other representatives, to furnish all such data, documents, information and materials, and to perform all such services within such time or times, and in such form or manner, as is necessary in order to enable VITAL to perform Merchant Services hereunder in a timely manner.

3.             FEES FOR MERCHANT SERVICES

3.1           Fees and Expenses.  VITAL’s fees for Merchant Services provided hereunder are set forth in Exhibit “A” and Exhibit “B” attached hereto and made a related part hereof. VITAL will render a billing statement for all processing fees and expenses contemplated by this Agreement no later than the fifteenth (15th) day of the month [or the following business day if the fifteenth (15th) day falls on a weekend or a holiday] during the term of this Agreement. HEARTLAND shall designate a HEARTLAND bank account with respect to which VITAL shall have authority to debit the account for fees and expenses and agrees to execute the ACH authorization attached hereto as Exhibit “D”. HEARTLAND may dispute any of the fees and charges invoiced by VITAL by providing written notice (facsimile accepted) to VITAL no later than the close of business on the twentieth (20th) day of the month [or the following business day if the twentieth (20th) falls on a weekend or holiday]. Such written notice must include a detailed description of the items and amounts disputed as well as the nature of the dispute. Such written notice shall be sent to the following address:

VITAL PROCESSING SERVICES, L.L.C.
Attention: Billing Department
8320 South Hardy Drive
Tempe, AZ 85284

In such event, VITAL will not debit for such disputed amounts until the dispute is resolved, provided that the amount in dispute in more than five thousand dollars ($5,000.00). VITAL shall debit HEARTLAND’s designated account the undisputed amount due on the invoice on the second (2nd) day of the month after the invoice is issued . In the event that a portion of the bill is disputed within forty-five (45) days after billing and VITAL has debited HEARTLAND’s account for such amount, VITAL will credit HEARTLAND the amount in dispute provided that HEARTLAND notifies VITAL in writing within the forty-five (45) day period with the specifics about the amount in dispute and provided that the amount in dispute in more than five thousand dollars ($5,000.00). All disputes under this Section 3.1 will be settled pursuant to Section 8.6 of this Agreement.

3.1.1        Manner/Time of Payment.  VITAL may modify its billing procedures upon ninety (90) days’ notice to HEARTLAND. Any modification to these procedures will not shorten the period of time that the fees and expenses are due to VITAL.

3.1.2        Taxes.  It is understood and agreed between the parties hereto that the fees provided for in this Agreement are exclusive of any and all applicable taxes or assessments, whether designated as sales taxes, use taxes, ad valorem taxes, property taxes, federal, state, local or income taxes or by some other name or designation, and including any interest or penalties thereon, which may be levied upon or assessed by any governmental or taxing jurisdiction in connection with the performance of services hereunder for HEARTLAND or the provision to HEARTLAND of any equipment necessary for the performance of services hereunder for HEARTLAND, and exclusive of any expenses which expenses, by the express terms hereof, are to be paid by HEARTLAND. In the event of the payment of or for any such tax, assessment or expense by VITAL for HEARTLAND, HEARTLAND shall in turn pay VITAL for such items.

3.2           Increase in Core Processing Fees.  The agreed upon fees stated in Exhibit “A” and Exhibit “B” shall be guaranteed for a period of four (4) years from the date this Agreement becomes effective except for the services for which VITAL is a reseller of services, in which instance VITAL will give ninety (90) days’ prior written notice of any price increase that results from a price increase from the provider of the services.

3.3           Minimum Processing Transactions.

3.3.1        Dial Authorization and Capture Transactions–Exhibit “A”.  HEARTLAND agrees, beginning April 1, 2002, to process a minimum of *********** dial authorization and capture transactions per year for the first two (2) years of the Initial Term. HEARTLAND also agrees, beginning April 1, 2004, to process a minimum of ********** dial authorization and capture transactions per year for the last two (2) years of the Initial Term.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Should HEARTLAND fail to meet the minimums outlined above for any given contract year, the shortfall number of transactions will be billed by VITAL to HEARTLAND at the applicable transaction rate, as stated in Exhibit “A” hereto, on HEARTLAND’s first monthly invoice of the following contract year and will be payable within thirty (30) days.

3.3.2        Clearing and Settlement Services – Exhibit “B”.  HEARTLAND agrees, beginning April 1, 2002, to pay VITAL a minimum of *********** in core clearing and settlement fees per month for the first two (2) years of the Initial Term. HEARTLAND also agrees beginning April 1, 2004 to pay VITAL a minimum of ********** in core clearing and settlement fees per month for the last two (2) years of the Initial Term. Core clearing and settlement fees are defined in Sections 1.1, 1.2 and 1.3 of Exhibit “B” hereto. Should HEARTLAND fail to meet the monthly minimums outlined above, the shortfall will be billed by VITAL to HEARTLAND on HEARTLAND’s monthly invoice and will be payable within thirty (30) days.

3.4           Increased Fees and Expenses.  Any other provision herein to the contrary notwithstanding, the fees and expenses to be paid by HEARTLAND for the Merchant Services provided herein may be increased to directly offset any increase in rates charged by any communication service providers, by providers of products for which VITAL is a reseller or to offset any increase due to a change in applicable law or the rules, regulations or operating procedures of either VISA, MasterCard, other supported plans or any applicable federal or state governmental agency or regulatory authority. Any such change shall become effective on the same day as the increase in rates charged by the communications service providers or the providers of products which VITAL resells or due to change in applicable law, rules, regulations or operating procedures becomes effective. VITAL shall give HEARTLAND ninety (90) days’ written notice of any increase or the amount of notice that VITAL receives of such increase if such notice to VITAL is less than ninety (90) days.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

4.             TERM OF THE AGREEMENT

4.1           Initial Term.  The term of this Agreement shall begin on April 1, 2002, and shall continue in full force and effect for a period of four (4) years (“Initial Term”) through March 31, 2006.

4.1.1        Renewal.  Upon the expiration of the Initial Term of this Agreement, this Agreement shall be automatically renewed for consecutive one (1) year terms thereafter (“Renewal Term”) until and unless terminated as provided in Section 4.2 hereunder.

4.2           Termination at End of Initial Term or Renewal Term.  Subject to providing two hundred seventy (270) days’ prior written notice to VITAL, HEARTLAND may terminate this Agreement at the end of the Initial Term, or at the end of any Renewal Term. VITAL may terminate this Agreement at the end of the Initial Term, or at the end of any Renewal Term, by giving at least two hundred seventy (270) days’ prior written notice to HEARTLAND.

4.3           Termination by VITAL.  VITAL may terminate this Agreement in the event HEARTLAND fails to make or adequately and timely provide for the payment of undisputed fees and expenses due hereunder, but only if VITAL gives HEARTLAND written notice of such failure and HEARTLAND fails to remedy such failure within thirty (30) days after its receipt of said notice. Upon the expiration of the thirty (30) day period provided for above, VITAL may terminate this Agreement by giving HEARTLAND written notice, which termination shall be effective immediately upon HEARTLAND’s receipt of such notice. If such failure to pay is remedied by HEARTLAND within such thirty (30) day period, then this Agreement shall continue as though no such notice had been given.

4.4           Early Termination by HEARTLAND.  HEARTLAND may terminate this Agreement at any time during the Initial Term, or any subsequent Renewal Term, by giving at least two hundred and seventy (270) days’ prior written notice to VITAL. In the event HEARTLAND elects to terminate this Agreement without cause, or for convenience, at any time pursuant to this paragraph, and such termination is effective before the last day of the Initial Term, or any subsequent Renewal Term, HEARTLAND shall pay VITAL a termination fee on the date of termination as VITAL’s sole remedy. The termination fee will be calculated by multiplying the average of the last three (3) months’ gross billings by the number of months remaining in the Agreement after the date of termination. For purposes of calculating the early termination fee, the total fees for clearing and settlement services shall be the greater of *********** or **********.

4.5           Default and Remedies.  If either party fails to observe, keep or perform any material term or condition of this Agreement, except for the service levels which are addressed in Exhibit “C”, required to be observed, kept or performed by that party, the other party, in addition to any other rights and remedies it may have, shall have the right to terminate this Agreement without paying a termination fee; provided, however, that the party seeking to terminate the Agreement gives the other party a written notice of such failure claimed to be a material breach of terms and conditions of this Agreement, and the party receiving said notice fails to remedy the breach within thirty (30) days after its receipt of said notice. If the material breach is not remedied by the defaulting party within the thirty (30) day period provided for above, the nondefaulting party may terminate this Agreement by giving the defaulting party written notice effective immediately. If the material breach is remedied by the defaulting party within such thirty (30) day period, then this Agreement shall continue as though no such notice had been given.

4.6           Effect of Termination.  Termination of this Agreement shall not terminate HEARTLAND’s obligations to pay VITAL fees for all services performed and expenses incurred under the Agreement prior to the discontinuance of performance of Merchant Services by VITAL hereunder.

4.7           Deconversion.  HEARTLAND agrees to provide VITAL with at least two hundred and seventy (270) days’ prior written notice of any conversion from VITAL to another processor. Upon termination, VITAL shall cooperate with HEARTLAND in transferring processing promptly and smoothly to any other processor designated by HEARTLAND and VITAL shall make available to such processor all information VITAL possesses regarding HEARTLAND’s customers and accounts in such form as HEARTLAND may reasonably request, together with adequate instructions concerning the format and means of accessing HEARTLAND’s data.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

4.7.1        Deconversion Fees.  Upon each deconversion, HEARTLAND shall pay VITAL a deconversion fee of *********** for each BIN bank number deconverted and pay VITAL at VITAL’s current per diem or hourly charged rates for all services provided by VITAL and shall pay VITAL for all expenses actually incurred by VITAL in connection therewith, including costs of magnetic tapes, disks, punch cards or other storage devices or media transferred by VITAL.

4.7.2        Time of Payment of Deconversion Fee.  Any payments to be made by HEARTLAND to VITAL under this Section 4.7 shall be made within thirty (30) days of the receipt by HEARTLAND of an invoice from VITAL including such fees and expenses.

4.8           Pricing After Termination.  After the termination date of this Agreement, the Merchant Services will be provided by VITAL on a month-to-month basis with no minimums and pricing will be standard tier pricing based on VITAL’s then-current standard pricing. The standard tier pricing may be raised by VITAL ten percent (10%) at the end of the initial six (6) months of the month-to-month and ten percent (10%) every six (6) months thereafter with no notice to HEARTLAND.

5.             CONFIDENTIAL INFORMATION

5.1           Confidential Information.

5.1.1        HEARTLAND’s Confidential Information.  All information of a business nature relating to HEARTLAND’s assets, liabilities, credit programs, customers or other business affairs disclosed to VITAL by HEARTLAND or disclosed in connection with this Agreement, or known by VITAL as a result of providing Merchant Services to HEARTLAND (“Confidential Information”) is confidential.

5.1.2        VITAL’s Confidential Information.  All information of a business nature relating to VITAL’s assets, liabilities, credit programs, customers or other business affairs disclosed to HEARTLAND by VITAL or disclosed in connection with this Agreement, or known by HEARTLAND as a result of the provision of Merchant Services by VITAL (“Confidential Information”) is confidential.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.2           Protection of Confidential Information.  Each party shall cause its officers, employees and agents to take such action as shall be necessary, or advisable, to preserve and protect the confidentiality of such Confidential Information. This shall not prohibit each party from disclosing such Confidential Information to persons required to have access thereto for the performance of this Agreement, including legal counsel or outside consultants; provided, however, that such persons shall be notified of the confidential nature of such Confidential Information and be bound to keep such Confidential Information confidential to the same standard that the disclosing party is obligated to keep the Confidential Information confidential. All such Confidential Information, including records created therefrom by VITAL, shall remain the property of HEARTLAND, and VITAL shall provide such Confidential Information to HEARTLAND or to another party upon HEARTLAND’s request.

5.3           Confidentiality of Agreement.  Each party agrees that the terms and conditions of this Agreement, including the fees for Merchant Services provided hereunder which are set forth in Exhibit “A” and Exhibit “B” hereto, are confidential. Neither party shall, without the express prior written consent of the other party, disclose such terms and conditions (including fees) to any other unaffiliated person, firm or corporation.

5.4           Exclusions.  VITAL’s and HEARTLAND’s obligations and agreements under this Section 5.4 shall not apply to any information supplied that:

5.4.1        Was known to either party prior to the disclosure by the other,

5.4.2        Is or becomes generally available to the public other than by breach of this Agreement,

5.4.3        Otherwise becomes lawfully available on a non-confidential basis from a third party who is not under an obligation of confidence to either party,

5.4.4        Is independently developed by either party without the use of Confidential Information provided by the other party, or

5.4.5        Is disclosed in response to a court order, subpoena or other request of a state or federal court or regulatory body.

5.5           Confidential Information.  If its obligations with respect to Confidential Information provided in Section 5 are breached and such breach is not cured within ninety (90) days’ notice thereof, except that if the failure is one that by its nature cannot be cured in ninety (90) days, the breaching party must make reasonable efforts to minimize the breach and to prevent the recipient of the Confidential Information from using same. Each party agrees that the other party would suffer immediate and irreparable harm in the event any Confidential Information is used in a manner not permitted by this Agreement. In the event of a breach or a threatened breach of the provisions of this Agreement, the non-breaching party shall be entitled to injunctive relief restraining the other party from such breach or threatened breach. Nothing herein shall be construed as prohibiting either party from pursuing any other remedy on account of such breach or threatened breach.

5.6           Survival.  The terms of Section 5 shall survive the termination of this Agreement.

6.             INDEMNIFICATION

6.1           VITAL Indemnification.  VITAL shall be liable to and shall indemnify and hold HEARTLAND harmless from and against any and all loss, liability, cost, damage and expense (including reasonable legal and accounting fees and expenses) to which HEARTLAND may be subjected or which it may incur in connection with any claims which arise from or out of or as a result of the negligent acts or omissions of VITAL, its officers, employees, agents and affiliates, in the performance of their duties and obligations under this Agreement.

6.2           HEARTLAND Indemnification.  HEARTLAND shall be liable to and shall indemnify and hold VITAL harmless from and against any and all loss, liability, cost, damage and expense (including reasonable legal and accounting fees and expenses) to which VITAL may be subjected or which it may incur in connection with any claims which arise from or out of or as the result of the negligent acts or omissions of HEARTLAND, its officers, employees, agents and affiliates, in the performance of their duties and obligations under this Agreement. HEARTLAND shall bear all risk of loss of items, records, data and materials during transit from HEARTLAND to VITAL’s location (or that of VITAL’s agents or sub-contractors).

6.3           Force Majeure / Business Continuity.  In no event shall VITAL or HEARTLAND be liable with respect to the failure of its duties and obligations under this Agreement (other than an obligation to pay money) which is attributable to acts of God, war, terrorism, conditions or events of nature, civil disturbances, work stoppages, equipment failures, power failures, fire or other similar events beyond its control, unless the failure to perform such duties and obligations is a result of VITAL’s failure to maintain adequate business continuity capabilities and to periodically ensure the effectiveness of same.

6.4           Data Transmission.  In no event shall VITAL be liable with respect to any loss, liability, cost, damage or expense arising from any loss, theft, disappearance of or damage to data transmitted by dataline or other means of electronic transmission that occurs during such transmission unless such loss, liability, cost, damage or expense is the result of VITAL’s negligence or intentional acts.

6.5           Operational Breakdowns.  VITAL does not guarantee the absence of break downs, operational failures, unavoidable delays or other similar causes beyond VITAL’s control and VITAL shall have no liability for loss, liability, cost, damage or expense resulting directly or indirectly from any such cause unless such breakdown, operational failure, unavoidable delay or other cause is the result of VITAL’s negligence or intentional acts.

6.6           Errors.  HEARTLAND agrees to check all output information produced by VITAL, including but not limited to, statements and interchange qualification levels to determine if such information is correct, and will promptly report any errors discovered therein to VITAL. In no event shall VITAL be liable with respect to any loss, liability, cost, damage or expense caused by VITAL’s failure to perform hereunder but not reported by HEARTLAND to VITAL within ninety (90) days of when such failure to perform is known to or should have been known to HEARTLAND.

6.7           Reliance on HEARTLAND’s Information.  In no event shall VITAL be liable with respect to any loss, liability, cost, damage or expense arising out of a claim by HEARTLAND or by third parties in connection with the data, computations and services provided and/or performed by VITAL hereunder to the extent that such data, computations and/or services as to which such claim arises were provided and/or performed in accordance with:

6.7.1        HEARTLAND’s written requirements and/or instructions in such regard, including but not limited to, HEARTLAND’s memoranda, data entry instructions or computer field instructions or

6.7.2        HEARTLAND’s written concurrence that such data, computations and services provided or performed or to be provided or performed comply with HEARTLAND’s previously communicated requirements and/or instructions in such regard.

6.8           Special Damages.  In no event will either party be liable for any special, consequential or punitive damages, including but not limited to, lost profits, even if such party knew of the possibility of such damages.

6.9           Limitation of Liability.  The liability of either party hereunder to the other or to any party claiming by, through or under HEARTLAND, shall be limited in the aggregate for the Initial Term, and for all subsequent Renewal Terms, of the Agreement to six (6) times the “average monthly billing” as defined hereinbelow:

6.9.1        For purposes of this Section 6.9.1, “average monthly billing” shall be the average monthly billing of fees (excluding expenses) actually billed to HEARTLAND by VITAL for providing Merchant Services computed over the twelve (12) month period ending on the last day of the month immediately preceding the month in which either party first receives notice from the other party or otherwise becomes aware of the claim which caused such party’s liability to the other party hereunder, or if this Agreement has not then been in effect for twelve (12) months, then such average shall be computed over such fewer months that this Agreement has been in effect.

7.             NOTICES

7.1           Address.  Any written notice required or permitted to be given by HEARTLAND to VITAL hereunder shall be addressed to:

VITAL PROCESSING SERVICES L.L.C.
Attention: General Counsel
8320 South Hardy Road
Tempe, AZ 85284
(480) 333-8604 (fax)

and any written notice required, or permitted to be given by VITAL to HEARTLAND under this Agreement shall be addressed to:

HEARTLAND PAYMENT SYSTEMS, INC.
Attention: Marty Uhle
343 West Bagley Road, #400
Berea, OH 44017
(440) 239-0444 (fax)

7.2           Form of Notice.  All written notices provided for hereunder shall be delivered in person, by facsimile or shall be sent by courier or by certified mail with a return receipt requested and shall be effective when delivered or, in the case of certified mail, when deposited in the United States Post Office, postage prepaid and addressed as provided above. The parties to this Agreement, by notice in writing, may designate another address or office to which notices shall be given pursuant to this Agreement.

8              ADDITIONAL PROVISIONS

8.1           Relationship of Parties.  Nothing herein contained shall be construed as constituting a partnership, joint venture or agency between HEARTLAND and VITAL.

8.2           Assignment.  This Agreement shall not be assignable in whole or in part by HEARTLAND or VITAL without the other party’s prior written consent, except that such consent shall not be required for the assignment of this Agreement to any entity that is controlled by the assigning party, its parent, affiliate or a subsidiary thereof (which assignment shall not relieve the assigning party of any obligation hereunder). VITAL may, however, without HEARTLAND’s prior written consent, sub-contract with other entities with respect to the provision of Merchant Services hereunder but no such sub-contracts shall alter HEARTLAND’s rights against VITAL under this Agreement and no such sub-contract shall alter the level or quality of service agreed to be delivered hereunder.

8.3           Authority.  Each party to this Agreement hereby represents and warrants to the other that it has the full right, power and authority to enter into and perform this Agreement in accordance with all of the terms, provisions, covenants and conditions hereof and that the execution and delivery of this Agreement has been duly authorized by proper corporate action.

8.4           Insolvency.  In the event either party to this Agreement shall cease conducting business in the ordinary course, become insolvent, make a general assignment for the benefit of creditors, suffer or permit the appointment of a receiver for its business or assets or shall avail itself of or become subject to any proceeding under the federal bankruptcy laws of any statute or any state relating to insolvency or the protection of the rights of creditors, which is not dismissed within ninety (90) days, then (at the option of the other party hereto), this Agreement may be terminated by the non-defaulting party in accordance with Section 4.5 and be of no other force and effect, and any property or rights of such other party, tangible or intangible, shall forthwith be returned to it.

8.5           Waiver.  Any delay, waiver or omission by HEARTLAND or VITAL to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions or covenants of this Agreement shall not be construed to be a waiver by VITAL or HEARTLAND of any subsequent breach or default of the same or other terms, provisions or covenants on the part of the other party.

8.6           Dispute.  The following procedures shall be adhered to in all disagreements (“Dispute”) that arise under this Agreement, prior to the escalation of a Dispute to arbitration. In the event of a Dispute, either party shall notify the other party of the nature of the Dispute with as much detail as possible. HEARTLAND’s representative and VITAL’s representative shall confer, in person or by telephone, within five (5) business days of the date of notification for the purpose of negotiating a resolution of the Dispute and, if applicable, determining the corrective action to be taken by the respective parties. If the parties’ representatives are unable to resolve the dispute or to agree upon the appropriate corrective action to be taken within thirty (30) business days of such meeting, or if any of the completion dates in the corrective action plan are later exceeded, then either party may initiate arbitration proceedings. The foregoing procedures shall not limit or delay the right of either party to seek provisional or ancillary remedies from a court of competent jurisdiction. Pending resolution of the Dispute, and unless or until this Agreement is terminated in accordance with the provisions hereof, both parties will continue their performance of their obligations under this Agreement in good faith, including without limitation the payment of all amounts due to the other party that are not in dispute. Notwithstanding anything to the contrary contained in this Agreement, in the event of a Dispute relating to or arising out of a notice of default, the dispute resolution process described herein must be commenced and completed within the applicable default cure period.

Unless the parties mutually agree otherwise, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be resolved by arbitrators which are members of the Large, Complex Case Panel of the American Arbitration Association (AAA), or similar professional credentials, in accordance with its then-prevailing Commercial Arbitration Rules with Expedited Procedures, as modified by this Agreement. Judgment upon the award rendered by the arbitrator maybe entered in any court having jurisdiction thereof. The arbitration shall be held in Arizona, or at such other place as may be selected by mutual agreement. Nothing contained herein shall prohibit HEARTLAND from seeking injunctive relief from any judicial authority before, during or after any arbitration proceeding. The provisions of this arbitration clause shall survive the termination or expiration of this Agreement.

Notwithstanding the foregoing, any party may seek preliminary or interim injunctive relief from any court having jurisdiction, whether or not such party has pursued formal or informal dispute resolution in accordance with this Section 8.6 or otherwise.  The parties consent to the jurisdiction and venue of the courts of the State of Arizona, including all federal courts located in that state. By seeking or obtaining such remedy, the party seeking injunctive relief shall not waive any of the provisions of this Section 8.6, and any issues or claims arising in connection with such injunctive relief may, at the election of the party seeking injunctive relief, be determined by arbitration in accordance with this Section 8.6.

8.7           Business Continuity.  VITAL and HEARTLAND shall work together throughout the term of this Agreement to establish, update and improve strategies to minimize disruption of Merchant Services and resulting financial loss and to ensure timely resumption of operations in the event of any unforeseen disaster. VITAL will provide a copy of its periodic third party review to HEARTLAND upon written request from HEARTLAND.

8.8           Insurance.  VITAL agrees to retain insurance on its property for the replacement value of such property and to retain general liability insurance in an amount not less than twenty million dollars ($20,000,000.00) and errors and omissions insurance that covers VITAL’s errors and omissions in its performance under this Agreement in an amount not less than five million dollars ($5,000,000.00) and providing for, among other things:

8.8.1        Coverage for any and all amounts necessary to replace magnetic tapes and reconstruct information stored on such magnetic tapes or any other medium whatsoever or other evidence of any transactions received by VITAL and required to be maintained by VITAL pursuant to this Agreement,

8.8.2        Coverage for additional expenses incurred by VITAL which are required to allow VITAL to continue processing and servicing in accordance with this Agreement and in accordance with VITAL’s past custom and practice and

8.8.3        Coverage for any and all amounts necessary to replace all processing units, computer consoles or other computer hardware of VITAL used in connection with the processing activities of VITAL under this Agreement.

8.9           Off-site Storage.  Throughout the term of this Agreement, VITAL agrees to maintain and retain:

8.9.1        Adequate backup of all of its software in the form of the offsite storage of its source and object codes as well as all documentation necessary to reconstruct the software;

8.9.2        Offsite storage for each of HEARTLAND’s data files used in connection with processing services provided by VITAL under this Agreement;

8.9.3        A backup power supply system to guard against electrical outages; and

8.9.4        Adequate backup for on-line communications, provided that HEARTLAND maintains an appropriate modem for such on-line communications as specified by VITAL.

8.10         Property Rights.  Concepts, ideas, know-how, techniques, software, including but not limited to, programs, program listings and programming tools and documentation, including but not limited to, manuals, techniques, reports and drawings developed by VITAL and used by VITAL to fulfill its obligations under this Agreement shall be the sole and exclusive property of VITAL even if HEARTLAND assisted VITAL in the development or modification of such property and HEARTLAND shall have no interest whatsoever in and to such property.

Notwithstanding the foregoing, in such event HEARTLAND has paid VITAL for the development of any such property, HEARTLAND shall be given a fully paid perpetual license in such property for its use and the use of its customers unless VITAL sets forth in writing what other rights HEARTLAND shall have in such property before the development thereof.

8.11         Hiring with Consent.  During the Initial Term of this Agreement, any subsequent or Renewal Term, and for a period of one (1) year subsequent to the termination of the provision of the Merchant Services hereunder, neither VITAL nor HEARTLAND, without the prior written consent of the affected party, shall hire, seek to hire or refer for other employment, any employee of such affected party having knowledge or familiarity with the Merchant Services.

8.12         Binding Nature.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their representatives and their respective successors and assigns.

8.13         Section Headings.  Section headings are included for convenience or reference only and are not intended to define or limit the scope of any provision of this Agreement and should not be used to construe or interpret this Agreement.

8.14         Entire Agreement.  This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and all prior negotiations, agreements and understandings, whether oral or written, are superseded hereby. No modification or amendment to this Agreement shall be effective unless and until set forth in writing and signed by both parties hereto.

HEARTLAND agrees that, for new and/or replacements products and/or services which VITAL may announce and introduce in the future, a written amendment and/or modification to this Agreement is not required. If HEARTLAND chooses to use such new and/or replacement products and/or services in the future, HEARTLAND agrees to pay the fees for said product and/or services in effect at the time of introduction, unless otherwise agreed to by VITAL and HEARTLAND.

8.15         Governing Law.  This Agreement shall be governed in all respects by, and construed in accordance with, the laws of the State of Arizona.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day, month and year first above written.

VITAL PROCESSING SERVICES, L.L.C.	HEARTLAND PAYMENT SYSTEMS, INC.

By:	/s/	Jonathan Palmer	By:	/s/	Martin J. Uhle
Name:	Jonathan Palmer	Name:	Martin J. Uhle
Title:	CEO	Title:	President and C.O.O
Date:	Feb 19, 2002	Date:	2-19-02

Exhibit A

MERCHANT POINT-OF-SALE SERVICE DESCRIPTIONS AND PRICING

1.             DIAL ACCESS AUTHORIZATION AND CAPTURE FEES

1.1  WATS & FGB/950

This is a nation-wide service where the merchant’s device can make a ‘(FGB)/ 950’ or ‘WATS/1-800’ call to access Vital POS Network for authorization and data capture processing.

Tier	Monthly Transaction Volume	Price Per Transaction	Applies To:
1	0- 5,000,000	***********	price for all transactions if volume falls in this tier
2	5.000,001- 10.000,000	**********	price for all transactions if volume falls in this tier
3	10,000,001- 15,000,000	**********	price for all transactions if volume falls in this tier
4	15,000,001- 17,500,000	**********	price for all transactions if volume falls in this tier
5	17,500,001 +	**********	price for all transactions if volume falls in this tier

NB.1 -  Fees apply to all domestic dial auth/capture transactions

N.B.2 - Blended price for WA TS and FBG traffic

N.B.3- Charges for check, debit and EBT transactions will be applied on top of the basic auth/capture fee

N.B.4- Capture fees of ********** per transaction will apply to transactions not authorized on VisaNet

2.             WIRELESS TRANSACTION CONNECTIVITY

2.1  CDPD

Cellular Digital Packet Data provides wireless communication connectivity through a high speed packet data network operating in parallel with the existing cellular voice network. (limited to available coverage)

2.1.1

Set up fee per address

**********

2.1.2

Monthly address fee

**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

2.1.3

Transaction fee

***********

3.             ELECTRONIC COMMERCE

3.1  VirtualNet - Internet Payment Gateway

3.1.1        SSL Transactions

(Regardless of whether transactions are for authorization and capture, authorization only, capture only)

Tier Level	Acquirer’s Monthly VirtualNet Volume	Per Transaction Fees
1	1 - 250,000	**********
2	250,001 - 500,000	**********
3	500,001 - 1,000,000	**********
4	1,000,001 - 3,000,000	**********
5	3,000,001 +	**********

Whichever the highest tier an acquirer’s total monthly VirtualNet volume falls under, all of that acquirer’s VirtualNet volume for that month will be billed at the highest tier reached that month. (Example: if an acquirer’s VirtualNet volume is at 300,000, all of that month’s volume will be billed at tier two, or **********).

3.1.2        VirtualNet Help Desk Call Fees

Calls will not be billed if the call identified a VirtualNet system outage or difficulty. Class B help desk support is provided by Vital’s PC Support desk 24*7 at 800 847 2772. If issues remain unresolved, PC Support will escalate to Vital’s Complex Services and/or UUNet. However, on issues relating to merchant’s software, PC Support will ask the merchant to contact his/her software provider.

3.1.2.1

Per call

**********

3.1.3        IP Transactions

3.1.3.1

IP Auth and Capture, per transaction

**********

3.1.4        IP Frame Relay Set-up and Line Fees

IP over frame relay merchants or their solution providers must establish a frame relay link with UUNet to support production transactions. There is a monthly and set up fee associated with the link on a per quote basis (similar concept to the X.25 lease line today).

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.1.5        IP VITAL® Link Dial IP

VITAL® Link Dial IP is a Point-to-Point Protocol (Internet Protocol over an analog telephone line) designed to allow transaction processing without a full frame connection. In conjunction with POS-Partner® 2000, VITAL® Link Dial IP can provide dial access to VirtualNet.

3.1.5.1

Per ID, per month

**********

4.             POS-PORT ® MERCHANT STORE INTERFACE

4.1  Optimized Network Communications Solutions

POS-port provides optimized network communications solutions tailored to the requirements of multiple checkout registers within a single merchant location. Chain stores, specialty retailers, supermarkets and direct marketing operations are target markets for POS-port.

4.2  Monthly Access Fee

Acquirers will be charged a monthly access fee for each POS-port unit. Fees are tiered based on the number of merchant locations using the service. Dial access fees also apply to the POS-port service offering.

POS-port Units	Monthly Access Fee
1 - 99	*********** per unit
100 - 399	********** per unit
400 - 799	********** per unit
800 - 1,199	********** per unit
1,200 +	********** per unit

The monthly access fee includes the POS-port unit, shipping, maintenance, and customer support (24hours/day,7days/week help desk). Installation fees are not applicable because POS-port is designed to be installed by the merchant.

N.B.1 - **********

NB.2- **********

NB.3 - **********

4.3           Spare Equipment

Spare POS-port units are available for Acquirers or merchant sites

4.3.1

Per unit, per month

**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.             DIRECT CONNECT MERCHANTS

5.1  X.25 Lease Line

This service (for merchants who authorize in Visa “2” format, but use X.25 protocol) provides direct leased-line access to a merchant’s host computer via a value-added network. Lower volume merchants are targeted who require leased-line performance and need an alternative to the VAP.

5.1.1

Per transaction auth fee

***********

5.1.2

Per transaction capture fee

**********

5.1.3

One Time Installation Fee*

**********

*      Installations in Alaska, Hawaii, and Puerto Rico are priced at **********

5.1.4        Monthly Line Charges (per month)*

5.1.4.1

DNL - 9.6 line charge

**********

5.1.4.2

DNL - 9.6/8 line charge

**********

5.1.4.3

DNL - 9.6/16 line charge

**********

5.1.4.4

DNL - 9.6/32 line charge

**********

5.1.4.5

DNL - 19.2/16 line charge

**********

5.1.4.6

DNL - 19.2/64 line charge

**********

5.1.4.7

DNL - 56 line charge

**********

5.1.4.8

DNL - 56/32 line charge

**********

*      Add an additional ********** surcharge per month for Puerto Rico, Alaska, and Hawaii.)

Capacity planning and network engineering is subject to analysis including merchant host response time and POS device speed. The monthly fee includes line costs within a twenty (20)-mile radius of merchant property. The fees above do not include relocation or dial backup costs.

5.1.5        Dial Back up for lease line services

5.1.5.1

Dial backup fee, per month

**********

5.1.5.2

Dial backup plus fee, per month

**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.1.5.3

Dial backup installation

***********

5.1.5.4

Dial backup plus installation

**********

5.1.6        ISDN

This service provides ISDN transaction connectivity to merchants running an ISDN capable system

5.1.6.1

Transaction fee

**********

5.2           VisaNet Access Point (VAP) - Authorization Only Service

5.2.1        Pricing

The following pricing schedule is structured on a single site location and includes all the fixed and variable costs in providing this service. Backup sites/configurations and other situations are priced separately as outlined below.

Monthly Transactions	Authorization Fee
0- 300,000	**********
300,001- 400,000	**********
400,001- 500,000	**********
500,001- 750,000	**********
750,001-1,000,000	**********
1,000,001-1,500,000	**********
1,500,001-2,000,000	**********
2,000,001-3,000,000	**********
3,000,001-4,000,000	**********
4,000,001-5,000,000	**********
5,000,001+	**********

*      A minimum monthly fee of ********** applies to each VAP configuration. This fee includes the leased-lines, the interface processor, and 24-hour, 7-day-per-week network control support.

5.2.2        Back-up VAP Connection

Merchants requesting a back-up VisaNet Access Point (VAP) as an alternative connection to their production VAP have a variety of options. This backup service option is handled on a case-by-case basis based on the Merchant’s customized configuration requirements. These requirements may include an alternate site location, a single VAP installation or specific

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

peak hour transaction processing capacity similar to or different from their primary VAP.

A service order form will be completed and a proposed configuration will be generated for Merchant approval. The fee for this service will be **********.

5.2.3        Minimum Installed Period

Each credit only VAP will have a minimum installed period of twelve (12) months. The twelve (12) month period (billing period) commences thirty (30) days post installation or when production traffic is processed, whichever occurs first.

The minimum installed period for an Integrated Debit VAP (credit & debit) is eighteen (18) months.

Billing to satisfy the minimum period commitment will be based on the average monthly billings for the months installed or the monthly minimum, whichever is greater.

5.2.4        VAP Re-installations

A VAP re-installation within twelve (12) months from original installation, or previous move, will be assessed a fee based on **********

By quotation only.

5.2.5        Sponsorship Changes

- For standard credit only configurations

**********

- For Integrated Debit or debit only

- by quotation only

- Sponsorship changes require ninety (90) day notice or agreement from the incumbent acquirer.

5.2.6        CIO Certification

CIO VAP that need certification for anything other than compliance requirements will be assessed *********** certification fee per incident.

6.             POS-PARTNER®

POS-partner is a Windows based PC product that supports custom applications for the lodging, retail, restaurant, and direct marketing merchant segments.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

6.1           POS-Partner™ 2000

6.1.1        Terminal ID Set-up Fee Schedule

**********	1 to 49 Units	Tier 0	Single / 1st Terminal ID

**********	50 to 99 Units	Tier 1	Single / 1st Terminal ID

**********	100 to 199 Units	Tier 2	Single / 1st Terminal ID

**********	200 to 299 Units	Tier 3	Single / 1st Terminal ID

**********	300 to 399 Units	Tier 4	Single / 1st Terminal ID

**********	400 to 499 Units	Tier 5	Single/ 1st Terminal ID

**********	500 to 749 Units	Tier 6	Single / 1st Terminal ID

**********	750 to 999 Units	Tier 7	Single / 1st Terminal ID

**********	1,000+ Units	Tier 8	Single / 1st Terminal ID

Pricing will be determined by applying the aggregate number of 1st Terminal ID merchants installed by the client to this pricing grid. This Set-up Fee is separate from any software licensing fee.

6.1.2        Multi-Merchant Terminal ID Set-up Fee Schedule

6.1.2.1

All subsequent ID’s of Multiple ID Merchant

**********

6.1.3        Upgrading From POS-Partner™ 2.2x

6.1.3.1

Per Master Terminal ID/Merchant Location

**********

6.1.4        Software Maintenance Fee

6.1.4.1

Per Month / Per Terminal ID

***********

This fee includes 24x7 1-800 Support, Maintenance (Service Pack) Release Communications, Service Pack Distribution via the POS-Partner.com Web Site, Compliance Upgrade Distribution via U.S. Mail, Application Enhancements (limited to same version only) and monthly file residency on VITAL’s MMS platform.

6.1.5        24x7 Help Desk Support Fee

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

6.1.5.1

Per Call

***********

POS-Partner Sofware Issue (errors, faults, software failure) VITAL-Specific Processing Issue (rejected batch due to software)

6.1.5.2

Per Call

**********

General Inquiries (batch, transaction inquiry)

General Card-Processing Troubleshooting This fee is billed on a per-incident basis

6.1.5.3

Per Call

**********

Software Support Issues

Merchant requires specific function or specific process training which is defined in the POS-Partner 2000 on-line documentation, help file or the POS-Partner.com Web Site.

*      This fee will be billed on a per-incident basis for help desk calls that are defined as merchant training.

6.1.6        Software Product License Fee

A 25 User License (“License”) is granted as part as part of the base POS-Partner™” 2000 Software Package. The License is transferable in accordance with the POS-PartnerTM 2000 End-User License Agreement (“EULA”).

For additional information regarding the terms and conditions of the POS-partnerTM 2000 EULA, please refer to the documentation and or users guide. A separate copy of the EULA may be requested by contacting Vital Processing Services, LLC.

6.1.7        Additional License Paks for POS-Partner™ 2000

License PAKS are used to increase the number of concurrent users and workstations (nodes) that are permitted to use POS-PartnerTM 2000 at the same time within a Local Area Network (LAN), Wide Area Network (WAN) or IntraNet. License PAKS are available in the following formats:

License PAKS increase the user capacity by incrementally adding the number of users in the PAK to the base 25 User License.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

**********	Additional 25 Users	Base 25 + 25PAK = 50 Users

**********	Additional 50 Users	Base 25 + 50PAK = 75 Users

**********	Additional 100 Users	Base 25 + 100PAK = 125 Users(1)

**********	Additional 200 Users	Base 25 + 200PAK = 225 Users(1)

**********	Additional 500 Users	Base 25 + 500PAK = 525 Users(1)

(1)     Environments with two hundred (200) or more concurrent users should consult VITAL prior to installing POS-Partner™ “ 2000 in an enterprise environment to determine if performance will be acceptable beyond two hundred (200) concurrent users. This recommendation may change as Vital completes additional testing.

6.1.8        POS-PartnerTM 2000 Publications

6.1.8.1

Printed User Guide

***********

6.1.8.2

Printed API (Application Programmers Interface)

**********

Manuals

6.1.9        POS-PartnerTM 2000 Merchant Telephone Training

6.1.9.1

Per Merchant Session / Location

**********

Training can typically be completed in 1.5 hours or less. Maximum Duration of Telephone Training is 2 hours.

6.1.10      POS-PartnertTM 2000 Merchant On-Site Training

6.1.10.1

Per Day plus Travel Expenses

**********

6.2           POS-Partner 2.xxTM

6.2.1        Terminal ID Set-up Fee Schedule

6.2.1.1

Flat Fee for 1st Terminal ID

**********

The Fee above applies to the 1st Terminal ID of a Multiple ID Merchant and is separate from any software licensing fee.

6.2.2        Multi-Merchant Terminal ID Set-up Fee Schedule

6.2.2.1

All subsequent ID’s of Multiple ID Merchant

**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

6.2.3        Software Maintenance Fee

6.2.3.1

Per Month / Per 1st Terminal ID

***********

This fee includes 24x7 1-800 Support and monthly file residency on VITAL’s MMS platform.

6.2.4        24x7 Help Desk Support Fee

6.2.4.1

Per Call

**********

POS-Partner Software Issue (errors, faults, software failure)

VITAL Specific Processing Issue (rejected batch due to software)

6.2.4.2

Per Call

**********

General Inquiries (batch, transaction inquiry)

General Card-Processing Troubleshooting

This fee is billed on a per-incident basis

6.2.5        POS-Partner™ Merchant Telephone Training

6.2.5.1

Per Merchant Session / Location

**********

Training can typically be completed in 1.5 hours or less. Maximum Duration of Telephone Training is 2 hours.

6.2.6        POS-Partner™ Merchant On-Site Training

6.2.6.1

Per Day plus Travel Expenses

**********

7.             DIALPAV™

7.1           Authorization & Capture Transactions

7.1.1	IVR Authorization	**********

7.1.2	Voice Authorization	**********

7.1.3	Referral Authorization	**********

7.1.4	Administration/Other	**********

7.1.5	Capture Transaction	**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

7.2           File Residency

7.2.1	Merchants processing on VITAL with a Full or Partial MMS file build set up	***********

7.2.2	Merchants using DialPay as sole source for transaction processing (Stage Only MMS file build with an “IV” attachment code)

	Per records, per month	**********

7.2.3	Merchants using an alternate processor for the merchant’s POS terminal but using DialPay as a backup authorization service (Stage Only MMS file build with “IT” attachment code)

	Per records, per month	**********

8.             REFERENCE AND SUPPORT MATERIALS

8.1           Quick Reference Guides

VeriFone	Tranz	**********each
	Soft.a	**********each
	Overlays	**********each
Hypercom		**********each
	Overlays	**********each
DataCard		**********each
Dial Pay		**********each

8.2           Companion Manuals

8.2.1	VeriFone	********** ea

Note: A ********** per item handling fee is applicable with a minimum ********** per order.

8.3           POS Select

Hypercom - windows-based software enabling the user to select the best suited Hypercom product using software capabilities and business requirements as parameters.

Per packet	**********

9.             CLEARVIEW

9.1           Transaction Inquiry

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Provides real-time online access to submitted merchant batch information collected in the VisaNet Data Capture System.

9.1.1        Transaction Screening

Protects against potential merchant fraud by screening transactions for unusual merchant activity.

9.1.2        Transaction Reconciliation

Online comparison of the merchants’ terminal records of approved ATM transactions transmitted in batches to VisaNet Data Capture Systems to VIP transaction logs.

Per logon identification per month	***********

9.2           Transaction Download

9.2.1        Download transaction data from the Vital Data Capture Services to your local PC for integration to report generators and/or in-house software applications.

Per logon identification per month	***********

9.2.2        For acquirers or merchants with less than five hundred (500) locations, the fee drops to ********** per logon identification per month.

10.           POS MERCHANT SUPPORT SERVICES

10.1         Download Services /Telephone Training

Acquirers may elect to have Vital provide download services and telephone training to their merchants. This option assumes Acquirer responsibility for terminal shipping, installation and user documentation.

Function	Fees
Merchant Terminal Training	**********
Merchant Printer Training	**********
Downline Load	**********

10.2         Terminal Support-24x7

This service will be charged on an on-going basis after the merchant’s terminal has been installed. Services include toll-free access 7 days a week, 24 hours per day support for new terminal downloads, procedural or hardware support, batch transmission research, authorization and EDC network assistance, and problem resolution.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

24x7 Terminal Support Fees	Fee
Monthly Fee (per terminal, per month; includes file residency)	***********
Per Call Fee (per merchant call; exclusive of VITAL POS Network issues)	**********

10.3         Terminal Support - After Hours

This fee applies to Acquirers that operate their own help desk generally between 8:00 a.m. to 5:00 p.m., but want to take advantage of help desk support through Vital on an after-hours basis. A record must exist on MMS for each terminal supported after hours. Profiles should be added via MMS; otherwise paper/fax charges apply (see MMS Data Base Maintenance Fee).

After Hours Terminal Support Fee	Fee
Monthly Fee (per terminal, includes file residency)	**********
Per Call Fee - After hours (per merchant call 5:00 p.m. - 8:00 a.m.; exclusive of VITAL POS Network issues)	**********
Per Call Fee (per merchant call 8:00 a.m. - 5:00 p.m.)	**********

10.4         PC 2000 & PC Hotel Support

Ongoing support for the PC 2000 and PC Hotel products. These products are no longer available for new installations.

10.4.1      On-going Support:

On-Going Support Fee	Fee
Monthly Fee (includes file residency)	**********
Per Call Fee (exclusive of VITAL POS Network issues)	**********

10.5         OMNI 3300

The following fee is in addition to the service level-based monthly fees outlined in paragraphs 11.2, 11.3 and 12.2 hereto:

Per terminal, per month	**********

11.           MMS SERVICES

11.1         MMS On-line Access

MMS - Online Access, per month, per user ID	**********

*A one time site licensing fee, per site, of **********/system will be applied.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

11.2         Merchant Management System File Residency

This fee is charged for Acquirer files residing on the Merchant Management System (MMS) on a per record basis. Applies to Acquirers who do not use help desk services, but need to stage American Express or Discover records; or add data augmentation records.

MMS File Residency Fee	Fee
Monthly Fee (per record)	**********
Per Call Fee - Non-Supported Merchants (per merchant call, no threshold, exclusive of Vital POS Network Issues)	**********

11.3         Merchant Ongoing Downline Loads

This fee is charged for Acquirer-initiated requests for POS dial terminal and downline loads required after a terminal has already been established on the Vital POS Auth/Capture System. The per event fee applies when the Acquirer uses MMS to download a terminal profile, but does not use Vital full service help desk services. This fee is also charged when an unnecessary download is performed per the Merchant request*.

Merchant Downline Load, per event	***********

*      Verifone Terminals are permitted three (3) DLL per month before charges occur.

*      Hypercom are permitted four (4) DLL per month before charges occur.

11.4         Merchant Management System Data Base Maintenance

This fee is charged for Member-initiated requests for new merchant accounts, updating or deleting merchant records via or paper/fax to the Merchant Management System (MMS).

Via MMS OLA		**********
Via Telephone Update	per event	**********
Via paper or fax Adds	per event	**********
Change, Delete, Duplicate or Exception	per event	**********
Express Profile Processing Add, Update or Delete	per event	**********

12.           INTEGRATED DEBIT/EBT SUPPORT SERVICES

12.1         Debit/EBT Gateway Fees:

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

The VisaNet Debit/EBT Gateway fee applies to all debit POS transactions that must be switched to other on-line debit networks for authorization. This fee recovers costs associated with the gateway service and the settlement and reconciliation of debit transactions. The VisaNet Debit/EBT Gateway Fee is assessed in addition to applicable transaction access fees.

Monthly Debit/EBT Transactions	Gateway Fee	Applies to:
1 - 1,000,000	***********	first 1,000,000 transactions per month
1,000,001 - 2,500,000	**********	next 1,500,000 transactions per month
2,500,001 - 5,000,000	**********	next 2,500,000 transactions per month
5,000,001 - 7,500,000	**********	next 2,500,000 transactions per month
7,500,001 +	**********	all transactions over 7,500,000 per month

12.2                           VisaNet PIN Pad Injection Service

This fee applies to the injection of encryption keys into PIN pads certified and supported for use on VisaNet for the small merchant market.

PIN Pad, per injection (shipping costs billed separately to Acquirer)  **********

12.3                           Vital Fax Adjustment Service

Integrated Debit users with a low monthly volume of adjustments (e.g., chargebacks, etc.) may choose to utilize the Fax Adjustment Service. The fee applies to adjustments sent and received by fax for ATM card transactions processed through VisaNet. Fees are assessed on a “per item” basis, and are sliding scale. They do not include fees that may be assessed by debit POS networks.

Adjustment Items (per item)	Fee
0 - 10	**********
11 - 20	**********
21 +	**********

Customers with a higher volume of adjustments may choose to utilize the VisaNet Backoffice Adjustment System or “BOAS” (required if you support Integrated

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Debit for VAP merchants). Fees for this service include a one-time software licensing fee of *********** and a monthly user fee of **********.

13.                                 VITAL REPORTING AND SPECIAL REQUESTS

13.1                           Monthly Fee - File Residency

This fee is a monthly bundled fee for each Merchant ID (account) on file with Vital Reporting Service.

File Residency, per MID	**********

13.2                           Transactions on Demand

This services uses a touch-tone phone and voice prompts to provide a detail fax listing of a merchant’s daily processing card transactions. Transactions on Demand can be used by merchants or acquirers. Reports are faxed directly to the user. The fee for this product is based on a per page facsimile charge:

Facsimile Charge, per page	**********

E-Mail Delivery, per page	**********

13.3                           Transaction Confirmation

Transaction Confirmation gives summary or detail reporting of transaction information through a scheduled fax delivery to merchants or acquirers. Users can choose from four report types with a total of eleven (11) different formats.

Two different per page prices apply to this product, based on the complexity of the report. The Single or Multiple Merchant Reports and the Multiple Merchant w/Interchange Qualification or Specialty Reports are the two pricing structures.

Single Merchant or Multiple Merchant Reports, per page	**********

Multiple Merchant w/Interchange Qualification or Specialty Report, per page	**********

13.4                           Transaction Alert

This service creates reports to identify potentially fraudulent transactions and help prevent losses. Reports are generated daily from multiple processors based on a variety of exception criteria in a sort order set by the financial institution. There are 19 customizable exception criteria parameters.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Specialized software integrates the risk reports generated from your customized exception criteria to track and monitor risk investigations. Daily risk reports can be downloaded and then a merchant or group of merchants from any of the reports can be assigned to an investigator. After the merchant is assigned, they appear on a work list. Historical files are then created from completed investigations for future reference. The time frame for retrieval of these historical files is defined by the financial institution.

Monthly fee, per MID	***********

13.5                           E-Risk

Monthly MID fee, per MID, per month	**********

First two (2) User Logon IDs	**********

Additional User Logon IDs, per ID per Month	**********

13.6                           Transaction Link

Transaction Link Software provides a daily information “link” to both merchants and acquirers. Users can retrieve, view and print a database or flat file reporting their daily processing card transactions.

Start-up Fee, per MID	**********

Monthly Maintenance Fee, per MID First MID	**********

Monthly Maintenance Fee, per MID Each additional MID	**********

13.7                           Customer Service

File delivery, per month	**********

14.                                 SQL & SPECIAL REQUESTS

14.1                           SQL Requests

Special Programming Charge - Regular, per job (up to 2 hrs)	**********

Special Programming Charge (for larger jobs)	By Quote

14.2                           Duplicate Report Generation

Requests for additional or duplicate copies of authorization and/or data capture POS reports, per report, per day	**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

15.                                 VIRTUALWEBUILDER

VirtualWebuilder (“VWB”) is a complete pre-integrated self-service web site and web store building solution. It includes site hosting, site creation, shopping cart, payment processing, fraud detection, and reporting features. VWB will support merchants from multiple acquirers.

15.1                           Service Fees

Product	Acquirer’s Cost
Brochureware:	One time Set-up Fee - ***********
Up to 10 web pgs	Monthly Access Fee - **********
Storefront:	One time Set-up Fee - **********
Up to 50 Items	Monthly Access Fee - **********
Up to 10 web pgs	VWB Transaction Fee - **********
VirtualNet Transaction Fee - Then current pricing
Storefront:	One time Set-up Fee - **********
Up to 500 Items	Monthly Access Fee - **********/mo.
Up to 10 web pgs	VWB Transaction Fee - **********
VirtualNet Transaction Fee - Then current pricing

15.2                           Help Desk Fees

Merchants will call 877 841 7016 for support. Initially, VWB Technical Support will be the first point of contact for merchants. VWB’s help desk will answer calls relating to the functionality of VWB. VWB will transfer VirtualNet and processing related calls to Vital’s PC support desk. Once Vital’s help desk is trained, Vital will become the initial point of contact for merchants and escalates 2nd level calls to VWB Technical Support. Please see a separate support document for detail on VAB’s Technical Support procedures. Charges for functionality and VirtualNet/processing calls are outlined below.

15.2.1

VWB Functionality Calls, per call

**********

These calls relate to the functions within VWB including site building, setting shipping and tax tables. They may also include any network issues relating to the availability of the site.

15.2.2

VWB Processing Calls, per call

**********

These calls relate to VirtualNet availability and general card processing. Calls will not be billed if the call identified a VirtualNet system outage or difficulty. VirtualNet support is provided by Vital’s PC Support desk 24*7 at 800 847 2572. If issues remain unresolved, PC Support will escalate to Vital’s Complex Services and/or UUNet.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

15.2.3

VWB Webmaster On-Call Fees per hour (1/2 hr increments)

***********

For merchants requiring auxiliary web design services such as photo scanning, site edits, and site installation services. These calls will be handled by VWB Technical Support Center. Merchants will be provided with service guidelines for these calls.

15.2.4

Email and Online Support

**********

E-mail and access to online user guides as merchants build their sites are available.

15.3                           Other Related Fees

15.3.1                  Unique Domain Name Fee

Acquirer and/or its merchants, will be responsible for Internet domain registration fees should a merchant decide to obtain its unique domain name.

15.4                           Additional Fees for HEARTLAND with Customized Deployment

15.4.1                  Customization and Enhancement Fees

HEARTLAND will be responsible for any customization and enhancement fees per future discussions and specifications.

15.5                           No Representations / Warranties by VITAL Relating to Electronic Commerce

VITAL and HEARTLAND agree that HEARTLAND and the Merchant make their own respective decisions concerning whether and how the Web Site will operate and if any of the Web Sites or Custom Templates involve or allow electronic commercial transactions. HEARTLAND and the Merchant acknowledge and accept the inherent risks involved with electronic commercial transactions and the responsibility for approving all encryption and other security measures that will be used in connection with the Web Sites or Custom Templates and ensuring that all use of such encryption and security measures complies with all applicable export and import laws, restrictions and regulations of any U.S. or foreign agency or authority. HEARTLAND and the Merchant agree that VITAL will not be responsible for, or have any liability in connection with, the operation of any of the Web Sites or Custom Templates with respect to electronic commercial transactions and shall not have any responsibility or liability for misuse or failure to protect credit card or other information provided by customers of HEARTLAND or the Merchant via the Web Sites. In addition, HEARTLAND and the Merchant assume the risk of loss and hereby indemnifies, releases and holds VITAL harmless from, and absolves VITAL of, any and all liability due to

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

(a) the offering by any HEARTLAND or the Merchant of any products for sale on its respective Web Site that constitute “soft” goods; for example, telephone usage cards for which customers are given authorization codes that are effective with or without physical delivery of the goods sold or (b) the maintenance by HEARTLAND or the Merchant of personal identification numbers or other authorization codes in connection with any of the Web Sites.

Notes:

All fees are subject to change. All other Vital service and support fees (such as MMS profile residency fees) will apply based on the then existing pricing.

Since VWB is not a traditional dial service, its volume will NOT count towards an acquirer’s dial pricing tier.

16.                                 POS CHECK CONVERSION (BANKSERV)

POS Check Conversion is the process in which paper checks are converted into an electronic payment format at the point of sale. POS Check Conversion provides value to merchants by increasing cash flow with the reduction of bad check losses, improvement in check collection efficiency, simplification of funds management and quicker check-out time at the point of sale.

This product offering is a Class A certified split-dial application with BankServ — an independent processor of electronic check conversion transactions at the point of sale. For this product, all credit, debit, and EBT transactions will be routed to Vital for authorization and data capture and all check transactions will be routed to BankServ for verification and conversion.

16.1                           Fee Structure

16.1.1                  Check Processing Fees per Transaction

Transaction Type	Per Transaction Fees (ACH)	Per Transaction Fees (Non-ACH)
Check Processing Fee (per trans.)	***********	**********
Return Items (per resubmit)	**********	**********
Image Management (per image)	**********	**********
Site Draft Submission (per submission)	**********	**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

16.1.1.1                         Check Processing Fee

The conversion of MICR data to the Automated Clearing House (ACH) format, submission via the ACH for credit or debit purposes. Also included under Check Processing Fees are Conversion Resubmits, the resubmission of a returned item via the ACH for credit or debit purposes.

Daily offset credits to merchant accounts will be included in the “per transaction” fee structure.

16.1.1.2                         Return Items

Items returned from the Receiving Depository Financial Institution (RDFI) for any NACHA Return Reason Code. Fee includes the research, repair, and imaging of the item or reporting to the merchant. This fee is in addition to the standard Check Processing Fee charged for each resubmitted item.

16.1.1.3                         Site Draft Submission

The creation of a paper item to submit manually for processing when generating an ACH is not possible.

16.1.2                  CheckNet Software Fees

Item	Fee
CheckNet Monthly Access Fee (per merchant)	**********
CheckNet Acquirer Software Lie. (one-time fee per acquirer)	**********
CheckNet Annual Maintenance (per acquirer)	**********
CheckNet Monthly AutoFax Reporting Fee (per merchant)	**********	*
CheckNet Fax on Demand Reporting Fee (per page)	**********

16.1.2.1                         CheckNet Monthly Access Fee (per merchant)

Monthly access fee for CheckNet JAVA Software per end user.

16.1.2.2                         CheckNet Acquirer Software License

License fee for access to CheckNet for in financial institution sites. Includes overall financial institution look-up capability to allow financial institutions to monitor all activity for their merchants.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

16.1.2.3                         CheckNet Annual Maintenance (Per Acquirer)

Annual maintenance fee for financial institutions sites for CheckNet updates, enhancements and technical support.

16.1.2.4                         CheckNet Monthly AutoFax Reporting Fee (Per Merchant)

Monthly fee for daily automatic fax reporting service of the CheckNet Bank Balancing Report and CheckNet Returned Item Report.

16.1.2.5                         CheckNet Fax on Demand Reporting Fee (Per Page)

Per page fee for Fax on Demand reporting service of the CheckNet Bank Balancing Report or the CheckNet Returned Item Report.

16.1.3                  Other Fees

Item	Fee
Startup Kits/Welcome Kit	**********	*
Merchant Setup	**********
Monthly File Residency	**********
ODFI Setup (per financial institution)	**********

* Fee subject to change and variant upon Welcome Kit development

16.1.3.1                         Startup Kits: Merchant Welcome Kit (includes void stamp, address labels, decline slips, consumer information sheet and general information regarding POS check acceptance.

16.1.3.2                         Merchant Setup

The setup process of a new merchant account number (per merchant location) on the BankServ system.

16.1.3.3                         Monthly File

Residency fee per Bankserv Merchant ID.

16.1.3.4                         ODFI Setup (Per Financial Institution)

One-time fee for setting up each originating bank utilizing one of BankServ’s standard Bank set models. Banks that choose to vary from these models will incur additional charges.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

16.1.4                  Special Situation Fees

Item	Fee
Reversal Charge; hourly (per case basis)	***********
ACH Recall for Correction	**********

16.1.4.1                         Reversal Charge

Fee will be based on an hourly fee of ********** per hour for any research and/or files created out of the need to resolve items that have been incorrectly placed into the BankServ system.

16.1.4.2                         ACH Recall for Correction

The recall of a transaction already submitted to the ACH network for processing to avoid posting to a consumer’s account.

16.1.5                Dial Terminal Helpdesk Fees

Fees as indicated on the Vital Acquirer Processing Contract for Dial Terminal Helpdesk Support.

16.1.6                PC Helpdesk Fees

(Support of CheckNet JAVA Software) Fees as indicated on the Vital Acquirer Processing Contract for PC Helpdesk Support.

16.2                           Indemnity

HEARTLAND shall market the POS Check Conversion service under its own name and shall select the particular HEARTLAND Client to whom it ultimately sells the POS Check Conversion service. Accordingly, HEARTLAND shall defend and indemnify VITAL and BSERV and hold either party harmless against any and all liability, loss, damages, cost or expenses (including court costs and reasonable attorneys fees) arising as a result of the activities or the financial condition of any and all HEARTLAND Clients and /or check payers in connection the receipt of the POS Check Conversion service, including without limitation, any fraud committed by or credit failure of any HEARTLAND Client or any check payor processed using the POS Check Conversion service and any failure of a HEARTLAND Client to obtain a requested authorization executed by check payor for an ACH electronic funds transfer; provided, however, BSERV agrees to make one attempt to recover such loss or expense directly from the responsible HEARTLAND Client by electronic funds transfer from such HEARTLAND Client’s applicable bank account prior to seeking indemnity from HEARTLAND for same. In the event that recovery from such HEARTLAND

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Client is unsuccessful or not permitted, HEARTLAND hereby authorizes VITAL and/or BSERV to immediately recover any such amount by electronic funds transfer to BSERV from HEARTLAND’s settlement bank account. The provisions of this paragraph shall survive the expiration or earlier termination of this Amendment.

16.3                           POS Check Conversion Service Marketing

HEARTLAND will market the Services in accordance with all policies and procedures of the National Automated Clearing House Association (“NACHA”) as such policies and procedures may be amended from time to time.

17.                                 POS AUTHORIZATION REPORTS CD-ROM

Authorization Reports available on CD are the NBI040 POS Detail report and the NBI046 Monthly report. The POS Detail report is produced weekly. The POS Summary is produced monthly and is combined on the same CD as the fourth week of month end. Weekly CDs are silver in color and Weekly/Monthly CDs are gold in color. At the end of each week, CDs will be produced and mailed via U.S. mail. The cost above applies to both the weekly and the monthly.

17.1                           CD Processing/Production Fees

17.1.1                Processing Fee

Per page	***********

17.1.2                Processing Fee

Per CD generation	**********

*                 includes mailing sleeves/postage

17.2                           Programming Fee

Special programming, per hour	**********

17.3                           CD Re-create Fee

Per CD	**********

Any request for recreation of a previously generated CD will be subject to the costs mentioned above.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

18.                                 MERCHANT LINK GATEWAY HELP DESK SURCHARGE

18.1                           Micros Transactions (pass-through; in addition to the underlying auth/capture fees)

Per transaction authorized	***********

Per transaction captured	**********

19.                                 VERSISIGN® PAYMENT SERVICES

19.1                           Product Description

VeriSign’s PayFlow(sm) product line is a set of two (2) products that will allow Internet merchants to accept credit, debit and electronic check payments.

19.2                           PavFlow(sm) Link

PayFlow(sm) Link allows merchants to incorporate payment processing into their web site without requiring programming. PayFlow(sm) Link is targeted for merchants who process up to one thousand (1,000) transactions per month.

19.2.1	Merchant Setup Fee	**********

19.2.2	Merchant Monthly Fee	**********

19.2.3	Transaction Fee (total of the following fees)	**********

*                 This per transaction fee is the total of the Gateway fee of ********** and the VirtualNet fee of **********

19.3                           PavFlow(sm) Pro

PayFlow(sm) Pro provides payment services for businesses that require peak site performance and direct control over payment functionality. PayFlow(sm) Pro supports merchants of any size but is especially suited for those processing more than one thousand (1,000) transactions per day. PayFlow(sm) Pro is a flexible API-based solution that allows the merchant web site to support multiple payment options such as credit, debit and electronic check.

19.3.1	Merchant Setup Fee	**********

19.3.2	Merchant Monthly Fee	**********

19.3.3	Transaction Fee (total of the following fees)	**********

* The transaction fee is the total of the Gateway fee of ********** and the VirtualNet fee of **********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

19.4                           CyberCash

Merchants receiving CyberCash services prior to February 1, 2002 were migrated to the PayFlow(sm) product line with the following pricing:

19.4.1	Merchant Monthly Fee	**********

19.4.2	Transaction Fee (total of the following fees)	**********

* The transaction fee is the total of the Gateway fee of *********** and the VirtualNet fee of **********

19.5                           PavFlow(sm) / CyberCash Help Desk Support

24x7 Help Desk Support Services (Class A) are available for the services in Sections 19.2, 19.3 and 19.4 outlined above for an additional fee for those merchants specifically designated for Class A support. Any merchant not designated for the Class A service category will be categorized as a Class B merchant.

19.5.1	24x7 Help Desk Support (Class A)

19.5.2	Monthly Fee	**********

19.5.3	Per Call Fee	**********

19.5.4	Non-Supported Merchants (Class B)

19.5.5	Monthly Fee	**********

19.5.6	Per Call Fee	**********

19.6                           VeriSign Standard Reseller Agreement

VITAL is a reseller of the VeriSign PayFlow(sm) products for merchants to accept credit, debit and electronic payment via the Internet. HEARTLAND hereby agrees to the terms and conditions of the VeriSign Reseller Agreement attached hereto as Attachment I to this Exhibit “A”.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Exhibit B

CLEARING AND SETTLEMENT

1.                                       BUNDLED CLEARING AND SETTLEMENT SERVICES

1.1  Monthly Platform Fee

***********

1.2  Transaction Fee (credit, debit and check)

Tier	Monthly Transactions	Price per Transaction	Applies to
1	0 - 12,000,000	**********	first 12,000,000 transactions per month
2	12,000,001 - 20,000,000	**********	next 8,000,000 transactions per month
3	20,000,001 +	**********	all transactions over 20,000.000 per month

N.B.1 -Fees charged on all transaction types including credit, debit and check for all card plans (e.g. Discover, Amex, Diners, JCB, Visa and MasterCard).

1.3  Account on File Fee

1.3.1

Per account, per month

**********

1.4  Included in Bundled Pricing

1.4.1

Outgoing, online debit and check transactions

1.4.2

Deposit transactions, incoming transactions, cross-reference transactions, merchant additional previous statements, online merchant statements, monthly merchant statements, merchant accounts on file

1.4.3

Original production of RMS/CD-ROM and RMS/Soft Copy reporting

1.4.4

Standard transmission package and reporting files

1.5  Excluded from Bundled Pricing

1.5.1

Envelopes, postage and delivery charges

1.5.2

Base II Access Fees

1.5.3

System connectivity and data lines

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

1.5.4

Custom Transmissions and Custom Development

1.5.5

RMS/CD-ROM disc duplication and re-creation, RMS/Microfiche and RMS/Paper reporting

1.5.6

Statement Inserting

1.5.7

Total Access reporting

1.6  Minimum Fees

There is a minimum of *********** in monthly activity charges for each Vital Bank ID Number.

2.                                       CLIENT DEVELOPMENT

2.1  Client Development Services - Merchant

2.1.1

Merchant Bank Conversion/Start-up Fee

2.1.1.a

Merchant Bank Conversion/Start-up Fee

**********

2.1.2

Merchant Bank Conversion

2.1.2.a

Merchant Account

Per account

**********

Conversion

2.1.2.b

Merchant Account History

Per account history

**********

Conversion

conversion

2.1.3

Design, development and coding for client system customizations

**********

* Charges based on standard Vital system and programming fees.

N.B.1 - Established pricing includes any and all subsequent conversion/start-ups and training requests.

N.B.2 -Travel, lodging, transportation, out-of-pocket expenses for VITAL conversion and training personnel are considered a Client cost in conjunction with any fees.

3.                                       OTHER SERVICES

3.1  Base II Transactions

3.1.1

Base II Transactions

Per transaction

**********

3.2  Statement Services

3.2.1

Merchant Statement Inserting

Per insert

**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.2.2

Selective Inserting

Minimum

***********

 3.3  Reporting and Archiving Services

3.3.1

Report Management System (RMS3)

3.3.1.1

Printed Reports

per printed page

**********

3.3.1.2

Transmission set-up fee

**********

monthly fee

**********

3.3.2

CD-ROM Pricing

3.3.2.1

CD Start-up Fee

**********

This is a one-time charge for the standard CD set-up, including indexing and testing

3.3.2.2

CD Change Fee

per hour

**********

Change for CD include indexing, creating automation scripts and testing.

3.3.2.3

Forms Overlay Charge

per hour

**********

This is the charge for creating a form overlay for each report/statement. The charge includes design of the logos, lines and other graphics

3.3.2.4

Forms Set-up Fee for 1st statement design

**********

Statement Start-up

each additional design

**********

This is the charge for creating a form overlay for each statement.

The charge includes design of logos, lines and other graphics

3.3.2.5

Disc Duplication

each-at time of process

**********

each-after 90 days

**********

3.3.2.6

Production Processing per page

**********

3.3.2.7

Bank/Agent Prod. Processing

**********

Extraction per page

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.3.2.8

Network License Fee

This is the charge for putting the CD software on a LAN. Viewing Software is in the license fee

		First 12 Months		Annual Renewal
3 3.2.8.1	5 Concurrent Users	**********	*	**********
3.3.2.8.2	10 Concurrent Users	**********		**********
3.3.2.8.3	25 Concurrent Users	**********		**********
3.3.2.8.4	50 Concurrent Users	**********		**********
3.3.2.8.5	100 Concurrent Users	**********		**********
3.3.2.8.6	Unlimited Users (site License)	**********		**********

3.4  Total Access

3.4.1

Initial Training / Re-training

per day

**********

3.4.2

Additional User ID Assignments

3.4.2.1

First Additional

per month

**********

3.4.2.2

Second Additional

per month

**********

3.4.2.3

Each Thereafter

per month

**********

3.4.3

Merchant Program Monthly Access Fees

Monthly Account Volume	Unit Price
0 – 10,500	********** minimum
10,501 – 25,000	********** per account
25,001 – 50,000	********** per account
50,001 – 75,000	********** per account
75,001 – up	********** per account

CPU minute consumed*

per minute/month

**********

* All Vital clients are allocated two CPU minutes per 1,000 merchant accounts on file

3.4.4

Minimum Sign-up Period

3.4.4.1                         There is a minimum sign-up period of 12 months to use TOTAL ACCESS. You may discontinue use of TOTAL ACCESS at any time after the first year or at the end of the first year by giving Vital 180 days prior written notice

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.4.4.2                         * PC/SQL software price is dependent upon the current vendor’s price for supply the software

4.                                       MISCELLANEOUS FEES

4.1                                 Out-of-Pocket Expenses

4.1.1                        Out-of-Pocket expenses, such as travel, lodging, ground transportation, meals and related expenses, are not included in fees quoted in this document. These costs will be billed as additional charges.

4.2                                 Custom Code

4.2.1                        All fees included in this document are based on our standard product offering. Any custom code requested will be priced based on the current Vital Information System and Programming rates.

4.3                                 Envelopes

4.3.1

Universal Envelope with Permit per envelope

**********

4.3.2

Do Not Forward Envelope per envelope

**********

4.3.3

Forwarding Address Correction per envelope Request

**********

4.3.4

Universal Envelope without Permit per envelope

**********

4.3.5

Return Envelope per envelope

***********

4.4                                 Postage

4.4.1                        All postage charges will be passed through to Heartland at the current postal rates, less any available pre-sort discounts offset by associated handling charges.

4.5                                 System Connectivity and Data Lines

4.5.1                        All system connectivity charges will be passed through to Heartland based on current vendor rates.

4.6                                 Delivery Charges

4.6.1                        All delivery charges will be passed through to Heartland based on current vendor rates.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

Exhibit C

Service Levels

VITAL’s responsibility for Service Level Standards are limited to those elements over which VITAL has substantial control. HEARTLAND will exercise commercially reasonable efforts to notify VITAL of Service Level deficiencies within 24 hours of deterioration to aid VITAL in curing all deficiencies.

A.                                   POS Services

1.                                       Dial Authorization Availability

The communications network will have availability of at least 99.5%, as measured on a monthly basis.

In the event that the dial authorization network is available less than the established service level, VITAL will reimburse HEARTLAND the price differential incurred for obtaining authorization from another equivalent source of service and shall pay the interchange downgrade incremental cost difference.

2.                                       Merchant Leased Lines

VAPS - The service level standard for HEARTLAND’s Merchant VAP availability is 99.5%, as measured on a monthly basis.

In the event that the VAP network is available less than the established service level, VITAL will reimburse HEARTLAND the price differential incurred for obtaining authorization from another equivalent source of service and shall pay the interchange downgrade incremental cost difference.

3.                                       MMS Standards

The Merchant Management System will be available for input of terminal ID’s and downloads 98% of the time, 7:00 a.m. to 7:00 p.m. CTZ, 7 days per week, as measured on a monthly basis. The above criteria are subject to system refreshes and scheduled downtime.

4.                                       Notification of Service Interruptions

VITAL agrees to notify HEARTLAND of the following service interruptions within the noted time frames.

4.1                                 Planned MMS systems downtime at least 72 hours prior to the downtime.

4.2                                 Any unplanned MMS system downtime of more than one hour as soon as possible.

4.3                                 Any major communication network outage that is known to VITAL that has significant merchant impact, as soon as possible.

B.                                     Accounting and Clearing Services

1.                                       On-Line Access

Account Inquiry:    8:00 a.m. EST 8:00 p.m. EST each day

VITAL will provide, at 99.5% monthly, twenty-four (24) hour inquiry capabilities for specified function codes: JAG, IPT, IPB, IME, IPL, IFC, IBT, IBA, IDN, IFT, ICG, IPS, IBR, IHM, ICD, IMA, IIT, IDR, IAL, INA, IRK with the exception of normal refreshes and scheduled downtime.

Scheduled Downtime generally occurs in the 1st 2nd and 3rd Quarters of each Calendar year. VITAL will notify HEARTLAND of these outages in January of each Calendar year and confirm the outage three weeks prior to the actual outage.

File Maintenance:	8:00 a.m. EST 7:00 p.m. EST each day

Monetary Entry:	8:00 a.m. EST 7:00 p.m. EST each day
(DCE, MRA, Chargeback Queuing)

Response Times:	Daily average of three seconds or less, controller to controller (HEARTLAND must maintain recommended line levels)

Recommended Network Provisions

1. 8 Terminals or less
• Multi-point 9600 BPS Line

2. 64 Terminals or less
• Point to Point 9600 BPS Line

3. 256 Terminals & Other Applications
• Point to Point 56KBPS Line
• Multi-port DSOSUs
• Automatic Dial Back-up

4. More than 256 Terminals and Multiple Applications
• Fractional or Full T-1 Line
• Bridge Router Connection
• ISDN Back-up

Standard:	95% of all scheduled hours daily including scheduled downtime.

2. Transaction Posting and Settlement

Transaction Files:

This includes incoming files representing transactions (excluding transactions rejected based on incoming or outgoing edits due to the source data being the reason for the reject of the problem attributed to the Association) captured at merchant locations and presented to VITAL for clearing and posting, as well as outgoing files to various charge card associations for entering into the appropriate interchange network.

Files received by 6:30 p.m. EST on a business day (Sunday-Friday) will be cleared the current day; files received on a non-business day or after 6:30 p.m. EST on a business day will be cleared no later than the next business day; for files received after 6:30 p.m., but before 1:00 a.m. EST the next business day, VITAL will use its best efforts to clear the transactions that night. Transactions received prior to the agreed upon pull times will be posted to the account that night.

Standard:	99% of all transactions cleared as defined each calendar month.

3. Merchant Statementing, Inserting and Billing

Statements Mailed:	Tapes mailed within two business days of cycling. Printed statements mailed within three business days.

4. ACH File Delivery

File Delivery:

All ACH files will be delivered within the agreed upon windows to HEARTLAND or the bank of HEARTLAND’s choice on the same business day in which the transactions (excluding transactions rejected based on incoming or outgoing edits due to the source data being the reason for the reject of the problem attributed to the Association) were entered into interchange or the business day following monthly statement creation. Guaranteed availability of information transmitted to HEARTLAND requires that HEARTLAND has installed and uses VITAL’s current preferred method of data transmission (currently Sterling Software’s Connect

Direct also known as NDM), and that minimum processing windows are met. Files need to be received by VITAL allowing a minimum processing window of four (4) hours from the completion of the incoming file delivery to the scheduled window for delivery of the ACH file to HEARTLAND. All ACH files will be delivered within the agreed upon windows to HEARTLAND.

Standard:	No more than one (1) late delivery in any calendar month, that causes financial impact to HEARTLAND.

5. Report File Delivery

Daily Files:	All reports will be transmitted or available for transmission in accordance with the following schedules. All times are for the business day following posting or settlement.

General Ledger	TBD

Chargeback and Retrieval	6:00 a.m. EST

Daily Reports	1:00 p.m. EST

Daily Transactions	6:00 a.m. EST

Daily Discount	6:00 a.m. EST

Monthly Files:	All report files will be transmitted or available for transmission in accordance with the following schedule. All times are for the third business day following the last day of a business month.

Monthly Reporting	12:00 noon EST

Monthly Statements	12:00 noon EST

Standard:	97% of files meet established windows

6.                                       Merchant Error Rate:

Merchant Services shall not exceed a greater than .2% error or loss of data rate caused by VITAL as measured on a monthly basis. VITAL shall retransmit and correct all such lost or inaccurate data at its sole cost and expense if VITAL is responsible.

7.                                       Response Time:

VITAL shall achieve response times comparable to those achieved by third party providers of comparable services, as measured on a monthly basis. At the least, VITAL’s response times shall not exceed the following;

Type of Problem        Maximum Response Time

System error (with financial impact to HEARTLAND or HEARTLAND’s client)	Acknowledged and responded to within one (1) week from notification

System error (without financial impact to HEARTLAND or HEARTLAND’s client)	Acknowledged and responded to within two (2) weeks from notification

General Research error	Acknowledged and responded to within three (3) weeks from notification

Merchant Statement error	Acknowledged and responded to within two (2) weeks from notification

Error Notification	HEARTLAND will contact VITAL within one (1) business day for any out of balance conditions or file transmission errors. This will allow VITAL the best opportunity to resolve those types of incidents.

8.                                       Customer Service:

VITAL shall exercise commercially reasonable efforts to achieve or exceed customer service levels comparable to that achieved by third party providers of comparable services. VITAL shall respond to all telephonic or written inquiries within two (2) business days.

9.                                       Report/CD-ROM:

9.1                                 Daily Reports mailed within two (2) business days

9.2                                 Month-End Reports mailed within three (3) business days

9.3                                 CD-ROM mailed within four (4) business days

10.                                 File Feeds:

VITAL shall proactively manage all file feeds, including but not limited to merchant-defined and outclearing files, received by VITAL, on behalf of HEARTLAND or HEARTLAND’s clients, including but not limited to prompt receipt and delivery scheduling and content verification and notification.

FIRST AMENDMENT
TO VITAL PROCESSING SERVICES AGREEMENT

THIS FIRST AMENDMENT (“Amendment”) by and between VITAL PROCESSING SERVICES, L.L.C. (“VITAL”) and HEARTLAND PAYMENT SYSTEMS, INC. (“HEARTLAND”) modifies and supersedes any conflicting provisions contained in the Vital Processing Services Agreement dated April 1, 2002 by and between VITAL and HEARTLAND (“Agreement”) as well as any amendments to the Agreement.

WITNESSETH THAT

WHEREAS, HEARTLAND desires to expand the Merchant Services that VITAL may provide under the Agreement to include Card-Not-Present Authorization Pricing;

NOW, THEREFORE, for and in consideration of the promises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST

Exhibit “A”, Section 1 to the Agreement is hereby amended and modified by the addition of Section 1.2, entitled “Card-Not-Present Authorization”, as outlined in Attachment I hereto.

SECOND

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this Amendment to the Agreement has been executed by VITAL and HEARTLAND effective July 1, 2003, the Effective Date of this amendment.

HEARTLAND PAYMENT SYSTEMS, INC.		VITAL PROCESSING SERVICES, L.L.C.

By:	/s/ Martin J. Uhle	By:	/s/ Harry Hasselmann

Title: President and COO		Title: EVP

Date: 6-12-03		Date: 6-25-03

Card-Not-Present Authorization

1.2                               Card-Not-Present Authorization

Card-Not-Present Authorization is a credit and offline debit authorization solution for merchants operating in a batch authorization (card-not-present) environment.

1.2.1                      Standard Transaction Pricing

Transaction Type	VITAL’s Price Per Transaction
Authorization/Capture	***********

1.2.2                      Standard Endpoint Pricing

Frame Relay – Redundant	VITAL’s Monthly Price per Circuit

Endpoint Type	Circuit Size
1	56Kbps	**********
2	256Kb.s	**********

Frame Relay – VPN Backup	VITAL’s Monthly Price per Circuit

Endpoint Type	Circuit Size
1	56Kbps	**********
2	56Kbps	**********

Frame Relay – NO Backup	VITAL’s Monthly Price per Circuit

Endpoint Type

Circuit Size

1	56Kbps	**********
2	256Kb.s	**********

Secure FTP	VITAL’s Monthly Price
**********

1.2.3                      Standard Help Desk Pricing

VITAL’s Price per Call H
Help Desk	**********

1.2.4.                     Notes

1.2.4.1                     VITAL does not charge setup fees. However, a twelve (12) month minimum time commitment is required for all frame circuit installations

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

which begins with the Effective Date of this Amendment. VITAL will invoice HEARTLAND for the full twelve (12) months even in the event HEARTLAND elects to de-install the frame circuit prior to the expiration of the initial twelve (12) month period. The twelve (12) month commitment will auto-renew each year unless HEARTLAND notifies VITAL in writing ninety (90) days prior to the end of the twelve (12) month period.

1.2.4.2                     VITAL reserves the right to adjust the above fees to directly offset any increase in rates charged to VITAL by third-party frame circuit providers.

FIRST AMENDMENT
TO VITAL PROCESSING SERVICES AGREEMENT

THIS FIRST AMENDMENT (“Amendment”) by and between VITAL PROCESSING SERVICES, L.L.C. (“VITAL”) and HEARTLAND PAYMENT SYSTEMS, INC. (“HEARTLAND”) modifies and supersedes any conflicting provisions contained in the Vital Processing Services Agreement dated April 1, 2002 by and between VITAL and HEARTLAND (“Agreement”) as well as any amendments to the Agreement.

WITNESSETH THAT

WHEREAS, HEARTLAND and VITAL agree to revised SSL Transactions pricing;

NOW, THEREFORE, for and in consideration of the promises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST

Section 3.1.1 of Exhibit “A” to the Agreement, entitled “SSL Transactions’ Is hereby amended and modified as set forth in Attachment A hereto.

SECOND

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this Amendment to the Agreement has been executed by VITAL and HEARTLAND effective June 1, 2003.

HEARTLAND PAYMENT SYSTEMS, INC.		VITAL PROCESSING SERVICES, L.L.C.

By:	/s/ Martin J. Uhle	By:	/s/ Harry Hasselmann

Title:	President and COO	Title:	EVP

Date:	6-3-03	Date:	6/04/03

SSL Transactions

3.1.1                        SSL Transactions

(Regardless of whether transactions are for authorization and capture, authorization only, capture only)

Transaction Fee (Fill-A-Tier pricing):

Monthly Transactions		Price Per Transaction
From	To			Applies to:
1	1,500,000	**********	*	(first 1.5 million transactions per month)
1,500,001	+	**********		(each transaction over 1.5 million transactions per month)

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

ADDENDUM
TO VITAL PROCESSING SERVICES AGREEMENT

THIS ADDENDUM (“Addendum”) by and between VITAL PROCESSING SERVICES, L.L.C. (“VITAL”) and HEARTLAND PAYMENT SYSTEMS (“HPS”) modifies and supersedes any conflicting provisions contained in the Vital Processing Services Agreement dated April 1, 2002 by and between VITAL and HPS (“Agreement”) as well as any amendments to the Agreement.

WITNESSETH THAT

WHEREAS, HPS desires to expand the Merchant Services that VITAL may provide under the Agreement to include Electronic Data Capture of Enhanced Data (Level III) associated with Visa and MasterCard branded Purchasing Card Transactions;

NOW, THEREFORE, for and in consideration of the promises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST

Exhibit “A” to the Agreement is hereby amended and modified by the addition of Section 20, entitled “Electronic Data Capture of Enhanced Data (Level III) associated with Visa/MasterCard branded Purchasing Cards”, as outlined in Attachment I hereto.

SECOND

Except to the extent specifically amended by this Amendment, the terms and conditions of the Agreement, as well as the terms and conditions of any amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this Addendum to the Agreement has been executed by VITAL and HPS effective July 1, 2002.

HEARTLAND PAYMENT SYSTEMS, INC.		VITAL PROCESSING SERVICES, L.L.C.

By:	/s/ Martin J. Uhle	By:	/s/ Harry Hasselmann

Title:	President and COO	Title:	EVP

Date:	7-15-02	Date:	7/17/02

20.                                 Electronic Data Capture of Enhanced Data (Level III) Associated with Visa/MasterCard Branded Purchasing Cards

Enhanced Data: Level III: Visa/MC Purchasing Card

20.1                           Product Description

Electronic Data Capture of Enhanced Data (Level III) associated with Visa and MasterCard branded Purchasing Cards.

20.2                           Initial Setup Fees

20 2.1	Core Setup Fees	***********

20.2.2

Special Setup Fee - applies when VITAL is required to develop and implement a Direct Connection to HPS’ in-house and/or third party Clearing & Settlement platform so that HPS may receive the Level III data.

**********

This fee is in addition to the Core Setup Fees.

Any and all telecom costs, including setup costs and recurring fees, will be passed through to HPS.

20.3                           Transaction Fees – Electronic Data Capture

The following fees are in addition to the applicable fees for point-of-sale authorization and data capture:

20.3.1	Per Transaction Fee – for each transaction containing	**********
Enhanced Data (Level III)

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

e-CONNECTIONS ADDENDUM
to the
PROCESSING SERVICES AGREEMENT

THIS e-CONNECTIONS ADDENDUM (“Addendum”) by and between VITAL PROCESSING SERVICES, L.L.C. (“VITAL”) and HEARTLAND PAYMENT SYSTEMS, INC. (“HEARTLAND”), modifies and supplements those services contained in the Processing Services Agreement dated April 1, 2002 by and between VITAL and HEARTLAND (“Agreement”) as well as any addendums and amendments to said Agreement.

WITNESSETH THAT:

WHEREAS, HEARTLAND desires to expand the Merchant Services that VITAL may provide under the Agreement;

NOW, THEREFORE, for and in consideration of the promises and mutual convenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST

The Agreement is hereby amended and modified by the addition of the delivery and pricing of VITAL® e-Connections Service (“Service”) which are attached hereto as Attachment I and made part hereof.

SECOND

Subject to the terms and conditions of the Agreement and the Addendum during the initial Term, and any Renewal Term, VITAL grants HEARTLAND a non-exclusive, nontransferable, non-assignable and limited right and license to access and use the Services in accordance with the terms of the Agreement and Addendum and to allow HEARTLAND’s customers, agents and merchants (“USER(s)”) pursuant to terms and conditions mutually agreed upon to access and use the Services.

THIRD

Except to the extent specifically amended by this Addendum, the terms and conditions of the Agreement, as well as the terms and conditions of any addendums and amendments to the Agreement, remain in full force and effect without modification.

IN WITNESS WHEREOF, this e-Connections Addendum to the Agreement has been executed by VITAL and HEARTLAND effective October 1, 2002.

HEARTLAND PAYMENT SYSTEMS, INC.		VITAL PROCESSING SERVICES, L.L.C.

By:	/s/ Martin J. Uhle	By:	/s/ Harry Hasselmann

Title:	President and COO	Title:	EVP

Date:	9-23-02	Date:	9/25/02

Attachment I

VITAL® e-Connections Services

VITAL® e-Connections is an Internet-accessible browser-based financial reporting system that provides financial institutions with risk management reporting tools and provides financial institutions, their agents and merchants with the ability to monitor electronic payment transaction activity. VITAL® e-Connections consists of separate and distinct functional modules which may be used individually or as a suite of services.

HEARTLAND acknowledges and agrees that during the term of this Agreement and Addendum, VITAL shall be the exclusive supplier to HEARTLAND of internet-accessible browser-based tools for viewing, reporting and querying cleared and settled electronic payment processing transaction data and authorized and captured electronic payment processing transaction data.

1.                                       AUTHORIZATION AND CAPTURE AND RECONCILIATION MODULES

1.1                                 Description of Services

VITAL® e-Connections Authorization & Capture and Reconciliation Modules provide HEARTLAND and its agents (collectively “HEARTLAND”) with internet-accessible browser-based tools that may be utilized in the management, reporting and reconciliation of authorized and captured electronic payment processing transaction data.

1.2                                 Access

Access to transaction data may be obtained at Merchant ID, Chain or Bank levels, as such levels are structured on the VITAL Authorization Platforms. Pursuant to the existing hierarchy structure:

1.2.1                        A USER with a Merchant Logon ID may view data associated with that Merchant ID only.

1.2.2                        A USER with a Chain Logon ID will have the ability to view aggregate, as well as individual, transaction data belonging to that specific Chain.

1.2.3                        A USER with an Agent Logon ID will have the ability to view aggregate, as well as individual, transaction data belonging to that specific Agent

1.2.4                        HEARTLAND may, by using a Bank CSR Logon ID, view aggregate, as well as individual data associated with that specific Bank.

1.2.5                        HEARTLAND will be assigned an Administrator Logon ID and password that will enable HEARTLAND to assign and administer CSR, Chain and Merchant Registration and Logon IDs and passwords on behalf of HEARTLAND’s USERs.

1.2.6                        Logon IDs are intended for use, and operation, by HEARTLAND, its Agent Banks, its merchants and their respective employees and are not intended for resale or use by third parties other than HEARTLAND’s Agent Banks and merchants.

2.                                       CLEARING AND SETTLEMENT MODULE

2.1                                 Description of Services

VITAL® e-Connections Clearing & Settlement Module provides HEARTLAND and its customers, either agents who resell services or merchant establishments (“USERS”) with internet-accessible browser-based tools that may be utilized in the management and reporting of cleared and settled electronic payment processing transaction data.

2.2                                 Access

Access to transaction data may be obtained at Merchant ID, Association or Group levels, as such levels are structured on the MAS. Pursuant to the existing MAS hierarchy structure:

2.2.1                        A USER with a Merchant Logon ID may view data associated with that Merchant ID only.

2.2.2                        A USER with an Association Logon ID will have the ability to view aggregate, as well as individual, transaction data belonging to that specific Association.

2.2.3                        A USER with a Group Logon ID will have the ability to view aggregate, as well as individual, transaction data belonging to that specific Group.

2.2.4                        HEARTLAND may, by using a Bank CSR Logon ID, view aggregate, as well as individual data associated with that specific Bank.

2.2.5                        HEARTLAND will be assigned an Administrator Logon ID and password that will enable HEARTLAND to assign and administer CSR, Group, Association and Merchant Registration and Logon IDs and passwords on behalf of HEARTLAND’s USERs.

3.                                       RISK MANAGEMENT MODULE

3.1                                 Description of Services

VITAL® e-Connections provides HEARTLAND and its agents (“collectively “HEARTLAND”) with internet-accessible browser-based tools that enable HEARTLAND to define rule-based parameters for the monitoring of unusual authorization transaction activity.

3.2                                 Access

3.2.1                        HEARTLAND may, by using a HEARTLAND risk analyst (“RA”) Logon ID, view reports of unusual authorization transaction activity.

3.2.2                        HEARTLAND may by using a HEARTLAND risk manager (“RM”) Logon ID, view standard and managerial level reports of unusual authorization transaction activity.

3.2.3                        HEARTLAND may by using a HEARTLAND risk system administrator (“RSA”) Logon ID, modify rules defining unusual authorization transaction activity, as well as view standard and managerial level reports of that activity.

3.2.4                        VITAL® shall assign HEARTLAND all Risk Logon 1Ds and passwords unless otherwise agreed to.

4.                                       HELP DESK SUPPORT PROVIDED TO HEARTLAND’S END-USER MERCHANTS, AGENT BANK PARTNERS AND ISO PARTNERS

If requested to do so by HEARTLAND, VITAL shall provide first-level telephone-based Help Desk support to HEARTLAND’s USERs. In the event that VITAL provides Help Desk Services pursuant to this Section 4, the fees described in Section 5.4.1 shall apply.

5.                                       SERVICE FEES

5.1                                 Platform Fees

5.1.1                        Transaction data loaded from the VITAL Merchant Accounting System / Authorization System.

Per Merchant ID, per month	***********

5.1.2                        Transaction data from Vital platforms and imported from third party platforms.

Per Merchant ID, per month	***********

5.1.3                        e-Connections will maintain up to the most recent 13 months of data for each Merchant ID.

5.1.4                        If any transaction data for a specific Merchant ID is imported from a third party or from HEARTLAND’s in-house platforms, the platform fee for that Merchant ID shall be the imported data rates as described in 5.1.2 above.

5.1.5                        The platform fee quoted above are valid as long as the average number of transactions per month per Merchant ID is less than one thousand (1,000). Increased data storage requirements may incur additional fees.

5.2                                 Access Fees

5.2.1.	Per Merchant Logon ID, per month	**********

5.2.2.	Per Merchant Association/Group Logon ID, per month	**********

5.2.3.	Per Bank Association/Group Logon ID, per month	**********

5.2.4.	Per Bank CSR Logon ID, per month	**********
********** for first ONE HUNDRED TEN (110) CSR Logon IDs

5.2.5.	Per Bank Agent Level Logon ID, per month	**********

5.2.6	Per Bank Administrator ID, per month	**********

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

5.3                                 Implementation Fee

One-time fee	**********

5.4                                 Help Desk Support Fees

5.4.1	Per Help Desk Call	**********

5.5                                 Import of Data from 3rd Parties

5.5.1	One-time Initial Setup Fee, per data source, per file	By Quote*

* Initial Setup Fee is ********** for Global, FDR, Paymentech, Buypass and Heartland

5.6                                 Customization Fees

When new features are added to future general releases of the e-Connections modules covered by this Agreement, there will be no additional charges for those features. Note, however, that VITAL may offer value-added optional modules that can be integrated into the VITAL® e-Connections suite and that there may be additional fees for such optional, add-on modules. For customization that falls outside of what is deemed to be the standard product, i.e. the initial product and subsequent general releases, VITAL may offer customization at *********** per hour. VITAL reserves the right to evaluate customization requests before committing to implement them.

6.                                       MONTHLY MINIMUMS

6.1                                 VITAL® e-Connections’ technical specifications require that, if any Merchant IDs for a given Bank ID on MAS are loaded, all Merchant IDs for that Bank ID must be loaded.

6.2                                 VITAL® e-Connections’ technical specifications require that, if any Merchant IDs for a given BIN on VITAL’s Authorization System are loaded, then all Merchant IDs for that BIN must be loaded.

6.3                                 HEARTLAND agrees to maintain a minimum monthly fee of ********** on the VITAL® e-Connections Service at all times. In the event that HEARTLAND fails to maintain the monthly. minimum commitments, VITAL shall invoice, and HEARTLAND shall pay within thirty (30) days, the fees that would have resulted had HEARTLAND maintained the required minimums.

7.                                       TRAINING AND DOCUMENTATION

7.1	Training at VITAL, per trainer, per day	**********

7.2                                 Travel, lodging, transportation, out-of-pocket expenses for VITAL training personnel are considered a HEARTLAND cost in conjunction with any fees.

*Fee for a maximum of eight (8) attendees

7.3                                 Initial training will be provided at no charge at HEARTLAND (Jeffersonville, IN) in a one (1)-day session.

* [****] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended.

ATTACHMENT A

VITAL® e-Connections Services

Terms of Use

This internet-accessible, browser-based financial transaction reporting service (“Service”) includes proprietary materials, the use of which is subject to the following terms and conditions.

1.                                       Acknowledgment And Acceptance Of Agreement:

The Service, provided by a financial transaction processing entity (the “Company”) to the business entity (“User”) pursuant to the Terms of Use Agreement (“TOU”), any amendments thereto, and any operating rules or policies that may be published from time to time by Company, all of which are hereby incorporated by reference. The TOU comprises the entire agreement between User and Company, and supersedes any prior agreements pertaining to the subject matter contained herein.

2.                                       Description Of Service:

Company is providing User with the capability to initiate queries and receive financial transaction reporting via the World Wide Web, or other communications method as agreed upon, on a site designated by the Company. User must: (a) provide for User’s own access to the

World Wide Web and pay any service fees associated with such access, and (b) provide all equipment necessary for User to make such connection to the World Wide Web, including a computer, modem and Web browser.

3.                                       User’s Registration Obligations:

In consideration of use of the Service, User agrees to: (a) provide true, accurate, current, and complete information about User as prompted by the Registration Form, and (b) to maintain and update this information to keep it true, accurate, current and complete. This information about a User shall be referred to as “Registration Data.” If any information provided by User is untrue, inaccurate, not current, or incomplete, Company has the right to terminate Users access to the Service, and refuse any and all current or future use of the Service.

4.                                       Modifications To Agreement:

Company may change the TOU from time to time at its sole discretion. Changes to the TOU will he posted on the System Bulletin screen, which is available to all End Users.

5.                                       Modifications To Service:

Company reserves the right to modify or discontinue, temporarily or permanently, the Service with or without notice to User. User agrees that Company shall not be liable to User or any third party for any modification or discontinuance of the Service.

6.                                       User Account, Password And Security:

User will receive a password and account designation upon completing the registration process. User is responsible for maintaining the confidentiality of the password and account, and is fully responsible for all activities that occur under User’s password or account. User agrees to immediately notify the Service of any unauthorized use of User’s password or account or any other breach of security.

7.                                       User Conduct:

User agrees to abide by all applicable association, local, state, national, and international laws and regulations in User’s use of the Service, and agrees not to interfere with the use and enjoyment of the Service by other Users. User agrees to be solely responsible for the contents of User’s transmissions through the Service.

User agrees (i) not to use the Service for illegal purposes; (ii) not to interfere with or disrupt the Service or servers or networks connected to the Service; (iii) to comply with all requirements, procedures, policies and regulations of networks connected to the Service; and (iv) to comply with all applicable laws regarding the transmission of technical data exported from the United States.

8.                                       Indemnity:

User agrees to indemnify and hold Company, and its officers, and employees, harmless from any claim or demand, including reasonable attorneys’ fees, made by any third party due to or arising out of User’s use of the Service, User’s connection to the Service, User’s violation of the TOU, or User’s violation of any rights of another.

9.                                       Resale Of Service:

If User is designated by the Company as a reseller of the Service, then such User shall be responsible for ensuring all parties to whom it resells the Service agree and abide by the TOU.

10.                                 Data Storage:

Company, and its their third party service providers assume no responsibility for the deletion or failure to store financial transaction data. Company may establish a limit on the data storage capability it will maintain for User.

11.                                 Termination:

User agrees that Company may terminate Users password, account or use of the Service if Company believes:

11.1                           That User has violated or acted inconsistently with the letter or spirit of the Service Agreement,

11.2                           That User has violated the rights of Company, or (iii) that User’s continued use of the Service poses a material threat to the security, stability, or ongoing operation of the System Or Services.

User acknowledges and agrees that any termination of Service under any provision of this Agreement may be effected without prior notice

12. Disclaimer Of Warranties:

User expressly agrees that use of the service is at user’s sole risk. The service is provided on an “as is” and “as available” basis.

12.1                           COMPANY EXPRESSLY DISCLAIMS ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

12.2                           COMPANY MAKES NO WARRANTY THAT THE SERVICE WILL MEET USER’S REQUIREMENTS, THAT THE SERVICE WILL BE UNINTERRUPTED, TIMELY, SECURE, OR ERROR FREE; NOR DOES COMPANY MAKE ANY WARRANTY AS TO THE RESULTS THAT MAY BE OBTAINED FROM THE USE OF THE SERVICE OR AS TO THE ACCURACY OR RELIABILITY OF ANY INFORMATION OBTAINED THROUGH THE SERVICE.

12.3                           COMPANY MAKES NO WARRANTY REGARDING ANY GOODS OR SERVICES PURCHASED OR OBTAINED THROUGH OR FROM THE SERVICE OR ANY TRANSACTIONS ENTERED INTO THROUGH SERVICE.

SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF CERTAIN WARRANTIES, SO SOME OF THE ABOVE EXCLUSIONS MAY NOT APPLY TO YOU.

13. Limitation of Liability:

13.1                           User agrees that Company shall not be liable for any direct, indirect, incidental, special, or consequential damages, resulting from the use or the inability to use the service or resulting from unauthorized access to or alteration of user’s transmissions or data, including but not limited to, damages for loss of profits, use, data or other intangibles, even if Company has been advised of the possibility of such damages.

13.2                           User further agrees that Company shall not be liable for any damages arising from interruption, suspension or termination of service, including but not limited to direct, indirect, incidental, special, consequential or exemplary damages, whether such interruption, suspension or termination was justified or not, negligent or intentional, inadvertent or advertent.

Some jurisdictions do not allow the limitation or exclusion of liability for incidental or consequential damages so some of the above limitations may not apply to you.

NOTICE: Any notice to User or to the Company shall be made via either email or regular mail. The Company may also provide notices of changes to the TOU or other matters by displaying notices to Users generally on the Service.

14.                                 General:

14.1                           The Service Agreement and the relationship between User and Company shall be governed by the laws of the State of Arizona without regard to its conflict of law provisions.

14.2                           The failure of Company to exercise or enforce any right or provision of the TOU shall not constitute a waiver of such right or provision. If any provision of the TOU is found by a court of competent jurisdiction to be invalid, the parties nevertheless agree that the court should endeavor to give effect to the parties’ intentions as reflected in the provision, and the other provisions of the TOU remain in full force and effect.

14.3                           User agrees that regardless of any statute, or law to the contrary, any claim or cause of action arising out of or related to use of the Service or the Service Agreement must be filed within ninety (90) days after such claim or cause of action arose or be forever barred.

15.                                 Section Titles

15.1                           The section titles in the TOU are for convenience only and have no legal or contractual effect.